Exhibit 10.1

       Asset Purchase Agreement (Chattanooga Regional Interconnect, Inc.)
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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") made and entered into as of May 29, 1998, by and among AVALON BORDEN COMPANIES, INC., a Delaware corporation (hereinafter referred to as the "Purchaser") and CHATTANOOGA REGIONAL INTERCONNECT, INC., a Tennessee corporation (hereinafter referred to as the "Seller").

                                   WITNESSETH

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase and acquire substantially all of the assets of Seller's cable ad-insertion turn-key business located in Chattanooga, Tennessee (the "Seller's Business") as more fully set forth below, including the use of the name Chattanooga Regional Interconnect, all upon the terms and subject to the condition hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the contemplated payment by Purchaser to Seller of the Purchase Price (as hereinafter defined), and other good and valuable consideration, the receipt and sufficiency of all which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1.

                    TERMS OF THE SALES AND PURCHASE OF ASSETS

         Section 1.1 PURCHASE OF ASSETS AND ASSUMED LIABILITIES; ACCOUNTS RECEIVABLE.

         (a) PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions set forth in Section 1.5, Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, on or before May 29, 1998 (the "Closing Date"), unless extended by mutual consent of the parties, with such sell to be effective as of June 2, 1998 (the "Effective Date"), the assets of Seller (except as otherwise provided herein)(collectively, the "Assets"), including without limitation the following items:

               (i) Seller's tangible personal property and other assets used in connection with the Seller's Business (except as otherwise provided herein)(such as machinery, equipment, inventories, parts and supplies, furniture and furnishings) including those properties and assets set forth on SCHEDULE 1.1(a)(i) attached hereto;

               (ii) all contracts and agreements identified on SCHEDULE 1.1(a)(ii) attached hereto (excluding this Agreement and the agreements, documents and instruments executed and delivered by Seller pursuant to this Agreement), expressly including any and all cash or other deposits required under the contracts and agreements, including the deposit required under the Helicon contract;

               (iii) all Accounts Receivable, as defined herein, of Seller as of the Closing Date, including any pre-billed yet unaired Advertising time relating in any way to Seller's Business;

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               (iv) Seller's intangible property used in connection with
         Seller's Business, including Seller's trade name "Chattanooga Regional Interconnect" and any trademarks, copyrights or other rights related to such trade name;

               (v) subject to applicable Laws, the transferable Licenses and Approvals necessary for or incident to the operation of the Assets; and

               (vi) the books and records of Seller relating to the Assets, including any and all Accounts Receivable, aging and collection history reports, all of which shall be delivered to Purchaser's designee at the Closing.

         (b) EXCLUDED ASSETS. There shall be excluded from the Assets to be transferred and conveyed hereunder, and Seller shall retain all of its right, title and interest in the corporate charters and other constituent documents of Seller, qualifications to conduct business as a corporation, taxpayer and other identification numbers, seals, minute books, stock transfer or partnership transfer books and other documents relating to the organization, maintenance and existence of Seller as a corporation, partnership or other entity, all considerations delivered to Seller by Purchaser on the Closing Date.

         Section 1.2 PURCHASE PRICE. In exchange for the sale of the Assets, Purchaser will assume the Assumed Liabilities and provide the following additional consideration:

         (a) CASH CONSIDERATION. At the Closing, Purchaser will pay Seller the total sum of Six Hundred Thousand Dollars ($600,000.00) less any and all payments received by Seller as of the Closing Date for goods or services not shipped or performed as of the Closing Date, and as listed and described on
Schedule 1.2(a)(i) attached hereto (the "Prepaid Receivables")(the "Purchase Price") in the form of Three Hundred Thousand Dollars ($300,000.00) less the Prepaid Receivables, in Cash or certified funds, and a Promissory Note with a principal amount of Three Hundred Thousand Dollars ($300,000.00), the form of which is attached hereto as SCHEDULE 1.2(a)(ii).

         (b) ASSUMED LIABILITIES. Subject to Section 1.3 and 1.8 of this Agreement, at the Closing Purchaser shall assume, and agrees to discharge, Seller's obligations with respect to, all of the contracts, agreements, leases, commitments, liabilities and obligations which are specifically set forth on
SCHEDULE 1.2(b) attached, hereto, except to the extent such items are excluded by virtue of the operation of other provisions of this Agreement (the "Assumed Liabilities"). Notwithstanding the foregoing, Purchaser shall not be deemed to assume any liability which may be incurred prior to the Closing Date by reason of any breach of or default under any of the Assumed Liabilities or act or omission which could, with the passage of time, create a breach or default under any such Assumed Liabilities.

         (c) ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Assets as set forth on SCHEDULE 1.2(c) attached hereto.

         Section 1.3 LIABILITIES NOT ASSUMED BY THE PURCHASER. Except for the Assumed Liabilities. Purchaser shall not be deemed to assume any liability of Seller whatsoever. Without limiting the generality of the foregoing. Purchaser shall not be deemed to have assumed, nor shall Purchaser assume, except to the extent expressly included in the Assumed Liabilities, any liability for or the payment of

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(i) any liability based upon or arising out of any tortuous or wrongful actions of Seller; (ii) any taxes of Seller arising out of any and all transactions occurring on or prior to the Closing Date; (iii) any taxed of Seller arising in connection with the transactions contemplated by this Agreement; (iv) any taxes relating in any way to the Assets arising, accruing or due prior to or after the Closing Date that arise from or relate in any way to Seller's ownership of the Assets; (v) except with respect to employees listed on SCHEDULE 1.4(a) attached hereto, any salary, wage, benefit, bonus, vacation pay, sick leave, insurance, employment tax or similar liability of Seller to any employee, officer, director or other person or entity attributable to services performed on or prior to the execution and delivery of this Agreement; (vi) any obligation of Seller to the Shareholders; (vii) any liabilities arising in connection with Seller's business which is not included in the Assumed Liabilities; (viii) for any contributions or otherwise, for any of the Employee Plans (as defined in Section 2.11) for the benefit of Seller's employees, officers or directors except as set forth on
Schedule 1.4 (a); and (ix) any obligation or liability arising in any way under Seller's national Cable Corporation contract.

         Section 1.4 EMPLOYEES.

         (a) EMPLOYMENT. As of the Closing Date, Purchaser shall offer employment, as employees-at-will, to those employees of Seller who are identified on SCHEDULE 1.4(a) attached hereto together with their current salary or wages.

         (b) TERMINATION/TRANSFER. As of the Effective Date, Seller will (i) terminate any applicable employment contract of individuals who are to be employed by Purchaser pursuant to Section 1.4(a); (ii) terminate the participation of all such employees in all of the Employee Plans (as defined in Section 2.11) and/or transfer the assets contained in any Employee Plans to any employee plan required to be continued or established by Purchaser for the benefit of any employees hired by Purchaser, and obtain any and all necessary consents for such transfer, in accordance with all Laws, including, without limitation, the provisions of the Internal Revenue code of 1986, as amended ("Code"), and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) cause the Employee Plans to make timely, appropriate distributions and/or transfers, to the extent required, to such employees or new employee plans in accordance with such Employee Plans and/or any and all Laws, including, without limitation, the Code and ERISA; and (iv) provide Purchaser with copies of documents and other information related to the foregoing matters as Purchaser may request.

         Section 1.5 ACTIONS TO BE TAKEN AT CLOSING.

         (a) PURCHASER. Subject to the terms and conditions set forth in this Agreement, contemporaneously with the execution and delivery hereof, Purchaser has delivered the Purchase Price.

         (b) SELLER. Subject to the terms and conditions set forth in this Agreement, it is agreed that at the Closing, Seller has delivered or caused to be delivered to Purchaser;

               (i) All such bills of sale and other documents or instruments of conveyance, transfer or assignment (including a statutory warranty deed in the event of a sale of any real estate) as shall be necessary or appropriate to vest in or confirm to Purchaser all of Seller's right, title and

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         interest in and to the Assets, free and clear of all liens, charges and encumbrances, except for the Assumed Liabilities;

               (ii) all original invoices and receipts for all Assets;

               (iii) certified resolutions duly adopted by Seller and written consent of the Shareholders, authorized and adopting this Agreement and the sale, transfer and transactions provided for herein;

               (iv) certificates, consents, estoppel letters, right of first refusal waivers (as listed and described on SCHEDULE 1.7 and other documents reasonably required by Purchaser executed and delivered by all persons and entities necessary to authorize or complete the transactions contemplated by herein;

               (v) certified copy of Seller's constituent documents and certificates of good standing of Seller in the State;

               (vi) copies of all licenses, license applications and communications with all applicable licensing or regulatory bodies;

               (vii) certified copies of any certificate of need, license, variance, certificate, registration or other governmental approval, process, determination or notification necessary or appropriate for the transfer to Purchaser and the operation of the Assets subsequent to the Effective Date (collectively, the "Licenses and Approvals");

               (viii) the designation and appointment of Purchaser, its successors and assigns, by Seller as the true and lawful attorneys-in-fact for Seller, with full power of substitution, in the name of the Seller in the form attached hereto as SCHEDULE 1.5(b)(viii), to institute and prosecute, in the name of the Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assets to be transferred to Purchaser pursuant to the Agreement, to defend and compromise any and all actions, suits or proceedings in respect of any such Assets, to endorse all checks and all other negotiable instruments in the name of Seller, and to do all such acts and things in relation thereto as Purchaser shall reasonably deem advisable. Seller agrees that the foregoing powers will be coupled with interest and shall be irrevocable by Seller or by its dissolution or in any other manner or for any reason. Seller shall pay to Purchaser, when received, any amounts which shall be received by such Seller in respect of any of the Assets transferred to Purchaser;

               (ix) a list of all clients, customers, vendors, suppliers, etc., including all MSO contacts, which list should include the addresses, contact names, phone numbers and description of such client/customer/etc. relationships, with such list attached hereto as
         SCHEDULE 1.5(b)(x); and

               (x) the termination or recission of the National Cable Corporation Contract with evidence of such termination or recission attached hereto on SCHEDULE 1.5(b)(x).

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         Section 1.6 COSTS AND EXPENSES OF PURCHASE AND SALE OF ASSETS. Each of
the parties to this Agreement shall pay all of its own costs and expenses incurred by it in connection with the transactions contemplated by this Agreement; provided that the parties agree to prorate all real and personal property taxes as of the Effective Date. Without limiting the generality of the foregoing, whether or not they may be deemed to have been incurred in the Ordinary Course of Business, Purchaser shall not be liable for or required to pay, either directly or indirectly, any of the following liabilities or expenses incurred by Seller: (a) fees and expenses of any person for financial services or services as a finder rendered to Seller in connection with the sale contemplated by this Agreement; (b) fees and expenses of legal counsel retained by Seller for services rendered to Seller in connection with the sale contemplated by this Agreement; (c) fees and expenses of auditors, accountants or brokers retained by Seller for services rendered to Seller in connection with the sale contemplated by this Agreement; or (d) taxes or other similar charges incurred by Seller in connection with the making of this Agreement of the transfer of the Assets to Seller.

         Section 1.7 SELLER TO FURNISH ASSIGNMENTS AND CONSENTS. Nothing contained in Agreement shall be construed as an attempt to agree to assign any contracts or Licenses and Approvals which by law are non-assignable without the consent of the other party or parties thereto of the appropriate governmental body or authority, unless such consent shall be given. Seller hereby covenants that Seller will, at Seller's expense, take all reasonable actions as shall, in the opinion of Purchaser, be necessary or appropriate for (i) the rights and obligations of Seller under such contracts, certificates and Licenses and Approvals to be preserved; (ii) written waivers of any and all Rights of First Refusals, options, or other Rights held by any third party under any of the contracts or agreements, and the written consents to the sale of any such Assets as are covered by any such rights or options, with all such written waivers and consents listed and attached hereto as SCHEDULE 1.7, (iii) Seller shall hold any moneys it receives that is due and payable Purchaser under this Agreement for the benefit of, and shall promptly pay the same over to, Purchaser; and Additionally, Seller shall cooperate with and assist Purchaser, as Purchaser shall reasonably request, in obtaining the approval of all regulatory agencies and officials whose approval is required for the transfer of any of the Licenses and Approvals necessary or appropriate to enable Purchaser to purchase and operate the Assets.

                                   ARTICLE 2.

                    REPRESENTATIONS AND WARRANTIES OF SELLER.

         Seller hereby represents and warrants to Purchaser as follows:

         Section 2.1 ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State. Seller has all necessary power to own all of its properties and assets and to carry on its business as now being conducted. Seller is not required to qualify to do business as a foreign corporation in any other state of jurisdiction.

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         Section 2.2 SELLER'S AUTHORITY; NO BREACH. Seller has the requisite power and authority to execute, deliver and perform this Agreement and all agreements executed and delivered by it pursuant to this Agreement, and has taken all action required by law, its constituents documents or otherwise, to authorize the execution, delivery and performance of this Agreement and such related documents. The execution and delivery of this Agreement does not, and the consummation of the sale contemplated hereby will not, violate any provisions of the constituent documents of Seller, or any provisions of, or result in the acceleration of, any obligation under any mortgage, lien, lease, agreement or instrument, to which Seller is a party, or by which it is bound. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller.

         Section 2.3 BALANCE SHEET. The unaudited balance sheet of Seller for the period ending April 30, 1998 (the "Balance Sheet Date") is attached hereto as SCHEDULE 2.3.

         Section 2.4 FINANCIAL STATEMENTS. Seller has heretofore furnished Purchaser with copies of financial information about Seller as set forth on
SCHEDULE 2.4 attached hereto, including without limitation the balance sheet referenced in Section 2.3. To the best of Seller's knowledge, such financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated, reflect all material liabilities of Seller, including all material consolidated contingent liabilities of Seller and present fairly the financial position of Seller as of the dates indicated and the consolidated results of operations and cash flows for the periods reflected therein.

         Section 2.5 ASSUMED LIABILITIES. (i) SCHEDULE 1.2(b) to this Agreement sets forth a list of all the Assumed Liabilities; (ii) except as may be set forth on SCHEDULE 1.2(b), all of the contracts, leases and agreements listed in
SCHEDULE 1.2(b) are valid and effective in accordance with their respective terms. Other than the Assumed Liabilities, Seller is not a party to any material written or oral agreement, contract, lease or plan that would have a material effect on the Assets, including any:

         (a) contract related to the Assets not made in the Ordinary Course of Business, other that this Agreement;

         (b) employment contract that is not terminable without cause or material cost or other liability to Seller or its successors and assigns upon notice of 30 days or less;

         (c) bonus, pension, profit sharing, retirement, stock purchase, hospitalization, insurance or similar plan providing for employee benefits, other than as set forth on SCHEDULE 2.11 attached hereto;

         (d) other than the lease for office space located at 5959 Shallowford Road, Suite 309, Chattanooga, Tennessee, any lease with respect to any property, real or personal, whether as lessor or lessee; or

         (e) contract for future purchase of materials, supplies or equipment which is not disclosed on SCHEDULE 2.5 and (A) in excess of the requirements of Seller's Business now booked or for normal operating inventories, or (B) not terminable without material cost or liability to Seller, its successors or assigns, upon notice of 30 days or less.

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         Section 2.6 SHAREHOLDERS, AFFILIATES AND SECURITIES. Seller does not stock in or control, directly or indirectly, any other corporation, association or business organization, nor is Seller a party to any joint venture or partnership. Mr. Douglas H. Fisher and Mr. Herbert A. Adcox are the sole shareholders of Seller ("Shareholders"). There are no outstanding (i) securities of Seller convertible into equity interests in Seller, or (ii) commitments, options, rights or warrants to issue any such equity interests in Seller, or to issue securities of Seller convertible into such equity interests.

         Section 2.7 LOCATION OF SELLER'S BUSINESS; ASSETS. The principal place of business of Seller is 5959 Shallowford Road, Suite 309, Chattanooga, Tennessee, 37421. All of the Assets are located in various locations as listed and described on SCHEDULE 2.7 attached.

         Section 2.8 TITLE TO ASSETS. Seller holds good and defensible title to all of the Assets, including any leasehold interests, free and clear of any liens, claims, charges, exceptions or encumbrances, except for those expressly disclosed as Assumed Liabilities and as set forth on SCHEDULE 2.8 and SCHEDULE
1.2 (b) attached hereto. All inventories, supplies, equipment, furniture and other tangible assets listed on SCHEDULE 1.1(a)(i) to this Agreement currently are used by or are useful in the Ordinary Course of Business by Seller and, to the best of Seller's knowledge, are in good operating conditioning and in a state of reasonable maintenance and repair.

         Section 2.9 LITIGATION OR CLAIMS. Neither Seller nor the Shareholders of Seller has any knowledge of any pending litigation, governmental investigation, third party payor audit or recoupment proceeding or other proceeding against or relating to Seller, the Seller's Business, the Assets, any Shareholders of Seller, or the transaction contemplated by this Agreement and, so far as is known to either Seller or any of its shareholders, no basis for any such action exists.

         Section 2.10 EMPLOYEES AND LABOR CONTRACTS. To the best of Seller's knowledge, no executive, key employee or group of employees has any plans to terminate employment with Seller. Seller is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. To the best of Seller's knowledge, Seller has not committed any unfair labor practice. Seller has no knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of Seller. SCHEDULE 1.4(a) attached hereto sets forth the names of all present employees of Seller, their position, starting date and current salary as of the date hereof. Seller has not received notice of any claim in the nature of worker's compensation or employment discrimination in the last two years.

         Section 2.11 EMPLOYEE BENEFIT PLANS. Except as set forth on SCHEDULE
2.11 attached hereto (the "Employee Plans"), Seller has neither established, nor maintains, nor is obligated to make contributions to or under or otherwise participate in (i) any bonus or other type of incentive compensation plan, program, agreement, policy, commitment, contract or arrangement (whether written or oral); (ii) any pension, profit-sharing, retirement or other plan, program or arrangement; or (iii) any other employee benefit plan fund or program, including, but not limited to, the items referenced in Section 3(3) of ERISA. All of the Employee Plans have been operated and administered in all material respects in accordance with all applicable Laws, including, but not limited to, ERISA, the Internal Revenue Code of 1986, as amended, the Age Discrimination in Employment Act of 1967, as amended,

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Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of
1967, as amended, and the related rules and regulations adopted by those federal agencies responsible for the administration of such laws. No act or failure to act by Seller has resulted in a "prohibited transaction" (as defined by ERISA) and no "reportable event" (as defined by ERISA) has occurred with respect to any of the Employee Plans. Seller has not previously made, is not currently making, and is not obligated in any way to make, any contributions to any multi-employer plan within the meaning of the Multi-Employer Pension Plan Amendments Act of 1980.

         Section 2.12 SUBSEQUENT EVENTS TO BALANCE SHEET DATE. Since the Balance Sheet Date, Seller has not (i) incurred any material obligations or liability (absolute, accrued, contingent or otherwise) related to Seller's Business, except for the Assumed Liabilities; (ii) experienced any material adverse change in the Seller's Business, including the type or number of Seller's patients; or
(iii) sold or transferred any of the Assets used in connection with Seller's Business, or canceled any debts or claims or waived any rights related to Seller's Business, except in the Ordinary Course of Business or in conjunction with this Agreement.

         Section 2.13 TAXES. Seller has been notified that any income tax returns of Seller are currently under audit by the Internal Revenue Service or any state or local tax agency, and any such prior audits have been finally and fully concluded and all taxes owed pursuant thereto have been paid in full. No agreements have been made by Seller for the extension of time or the waiver of the statute of limitation for the assessment of any tax. Seller is not a foreign partnership, corporation, entity or individual pursuant to the Internal Revenue code and Purchaser is not required to withhold any part of the Purchase Price, or otherwise comply with Section 1445 of the Internal Revenue Code of 1986, as amended. Seller's federal tax identification number is 62-1462974. Seller has filed all reports and returns and paid all taxes owed by Seller.

         Section 2.14 LICENSES AND APPROVALS. Seller has obtained all Licenses and Approvals necessary to operate Seller's Business, each of which is currently in full force and effect, and the consummation of the transactions herein contemplated will not conflict with or result in termination of such Licenses and Approvals, each of which is set forth on SCHEDULE 2.14 attached hereto. Except as set forth on SCHEDULE 2.14, all Licenses and Approvals can and shall be transferred or assigned to Purchaser or will otherwise be obtained prior to the Closing. Purchaser will take all actions reasonably necessary to ensure the transfer of all Licenses and Approvals and such transfer shall not result in an interruption of Seller's Business upon the consummation of the transactions herein contemplated.

         Section 2.15 INSURANCE. Seller has policies of insurance in effect for general liability and for its facilities, equipment and inventory, with coverage in amounts deemed by the management of Seller to be sufficient.

         Section 2.16 COMMISSIONS. Seller has no obligation for any brokerage commissions or finder's fees with respect to the transaction s contemplated by this Agreement resulting from or arising out of any action taken by Seller, Shareholders or its employees or agents.

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         Section 2.17  COMPLIANCE WITH LAWS. To the best of Seller's knowledge,
Seller has complied with the applicable provisions of all Laws and no notice of any pending inspection or violation of any Laws has been received by Seller.

         Section 2.18 ACCOUNTS RECEIVABLE. To the best of Seller's knowledge, all Accounts Receivable are valid debts incurred by the obligors thereunder in the Ordinary Course of Business of Seller, are not subject to counterclaims or setoffs, and Seller has taken all acts reasonably necessary to ensure their ultimate collection, including timely compliance with all regulatory requirements of any State or Federal Agency, including the Federal Communications Commission. Seller knows of no hindrance that would prevent Purchaser from collecting such Accounts Receivable in the Ordinary Course of Business.

                                   ARTICLE 3.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller as follows:

         Section 3.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in all other jurisdictions where it is required to be so qualified. Purchaser has all necessary power to own all of its properties and assets and to carry on the business as now being conducted or as contemplated in the future under this Agreement. Purchaser has all necessary power and is duly authorized to purchase Seller's Business.

         Section 3.2 AUTHORIZATION. Purchaser has full power and authority, including the corporate authority, to execute, deliver and perform this Agreement and all agreements executed and delivered by it pursuant to this Agreement and has taken all action required by law, its articles or certificate of incorporation, its bylaws or otherwise, to authorize the execution, delivery and the performance of this Agreement and related documents. The execution and delivery of this Agreement or other transactions incidental to this Agreement does not and, subject to the receipt of consents to assignment of leases and other contracts where required, the consummation of the purchase contemplated hereby will not, violate any provision of the certificate of incorporation or bylaws of Purchaser, or any state or federal securities laws, or any provisions of or result in the acceleration of any obligation under any mortgage, lien, lease, agreement, instrument, order, arbitration, award, judgment or decree to which Purchaser is a party or by which it is bound. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms and conditions.

         Section 3.3 LITIGATION OR CLAIMS. Purchaser has no knowledge of any pending litigation, governmental investigation, third party payor audit or recoupment proceeding or other proceeding against or relating to Purchaser, its subsidiaries or affiliates, any of its shareholders, or the transaction contemplated by this Agreement and, so far as is known to Purchaser, no basis for any such action exists.
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         Section 3.4   TAXES. Purchaser has not been notified that any income,
franchise or shares tax returns of Purchaser are currently under audit by the Internal Revenue Service or any state or local tax agency, and any such prior audits have been finally and fully concluded and all taxes owed or claimed to be owed pursuant thereto have been paid in full. No agreements have been made by Purchaser for the extension of time or the waiver of the statute of limitation for the assessment of any tax. Purchaser is not a foreign partnership, corporation, entity or individual pursuant to the Internal Revenue Code and Purchaser is not required to withhold any part of the Purchase Price, or otherwise comply with Section 1445 of the Internal Revenue Code of 1986, as amended. Purchaser's federal tax identification number is 63-0967802. Purchaser has filed all reports and returns and paid all taxes owed by Purchaser.

         Section 3.5 COMPLIANCE WITH LAWS. To the best knowledge of Purchaser, it's officers or directors, Purchaser has complied with the applicable provisions of all Laws and no notice of any pending inspection or violation of any Laws has been received by Purchaser or its officers or directors.

         Section 3.6 DISCLOSURE. The representations and warranties contained in this Article 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 3 not misleading.

                                   ARTICLE 4.

                     NATURE AND SURVIVAL OF REPRESENTATIONS
                   AND WARRANTIES; INDEMNITIES; NONCOMPETITION

         Section 4.1 NATURE OF STATEMENTS. All statements contained in this Agreement or in any schedule attached hereto, any agreement executed pursuant hereto, and any certificate or other instrument delivered by or on behalf of either party pursuant to the terms of this Agreement, shall constitute representations and warranties. All representations, warranties and covenants of the parties shall survive the Closing Date for a period of three years following the Closing Date, and the parties shall be entitled to rely upon such representations, warranties and covenants irrespective of any investigations made by such parties.

         Section 4.2 PURCHASER'S INDEMNITY. Purchaser agrees to defend, indemnify and hold harmless Seller from and against any and all Adverse Consequences arising out of or in connection with (A) any misrepresentation or breach of warranty or covenant contained in this Agreement by Purchaser and each document, certificate or other instrument furnished or to be furnished by Purchaser hereunder and (B) the transaction of Seller's Business arising after the Effective Date.

         Section 4.3 SELLER'S INDEMNITY. Seller and its Shareholders, jointly and severally, agree to defend, indemnify and hold harmless Purchaser from and against any and all Adverse Consequences arising out of or in connection with
(A) any misrepresentation or breach of warranty or covenant contained in this Agreement (including the attached Schedules) by Seller and each document, certificate or other instrument furnished or to be furnished by Seller hereunder and (B) except for the Assumed Liabilities, the transaction of Seller's Business prior to the Effective Date.

         Section 4.4 INDEMNIFICATION PROCEDURE. Within 60 days after any third party notifies any Party (the "Indemnified Party") of the commencement of any proceeding ("Proceeding") which may give rise to a claim for indemnification hereunder against any other Party (the "Indemnifying Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against the Indemnifying Party under this Agreement, give notice to the Indemnifying Party of the commencement thereof, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to the Indemnified Party except to the extent that the Indemnifying Party demonstrates that the defense of such action is prejudiced thereby. In case any such Proceeding shall be brought against the Indemnified Party and it shall give notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall, unless the claim involves payment of state or federal taxes, be entitled to participate therein and, to the extent that it shall wish (unless (i) the Indemnifying Party is also a party to such Proceeding and the Indemnified Party determines in good faith that the joint representations would be inappropriate or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such Proceeding and provide indemnification with respect thereto), to assume the defense thereof with counsel satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party under this Agreement for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party assumes the defense of such a Proceeding, (a) no compromise or settlement thereof may be affected by the Indemnifying Party without the Indemnified Party's consent unless (i) there is no finding or admission of any violation of any laws or any violation of the rights of any person and no affect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (b) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent. If notice is given to the Indemnifying Party of the commencement of any Proceeding and the Indemnifying Party does not, within ten days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if the Indemnified Party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages, the Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such Proceeding, but the Indemnifying Party shall not be bound by any determination of such a Proceeding so defended or any compromise or settlement thereof effected without its consent, which consent shall not be unreasonably withheld. In connection with the Indemnifying Party's obligation to indemnify for expenses, the Indemnifying Party shall reimburse each Indemnified Party for such expenses as they are incurred by such Indemnified Party; provided that such Indemnified Party agrees in writing to refund all such reimbursed expenses if and to the extent that it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

         Section 4.5 NON-COMPETITION. Seller and Seller's Shareholders individually and severally agree that for a period of three (3) years from the Closing Date of this Agreement, neither Seller or Seller's Shareholders, corporately, individually or as a consultant, employee, partner, officer or agent of any person, firm, partnership, corporation, governmental unit, company or other entity, anywhere within the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Mississippi, North Carolina, South Carolina, Tennessee, and Texas engage in any business that competes, directly or indirectly with any of Purchaser's current businesses, expressly including but not limited to the business of owning and acquiring cable companies, manufacturing, distributing, selling or leasing advertising insertion equipment, and owning or operating turnkey cable advertising businesses. Each Shareholder agrees that this geographical limitation is fair and reasonable and is necessary to protect the Corporation's business.

                                   ARTICLE 5.

                                  MISCELLANEOUS

         Section 5.1 NOTICE. All notices, demands, requests and other communications or documents to be provided under this Agreement shall be in writing and shall be given to the applicable party at its address or telecopy number set forth below or such other address or telecopy number as the party may later specify for that purpose by notice to the other party:

                  If to Purchaser:

                  BORDEN COMPANIES, INC.
                  404 Avalon Avenue
                  Suite 400
                  Muscle Shoals, Alabama  35661
                  Attention:  Mr. Das A. Borden
                  Telephone:  (205) 381-7840
                  Telecopy:   (205) 381-4832

                  With copies to:

                  William M. Keever, Esq.
                  Dempsey, Steed, Stewart & Keever, P.C.
                  100 RiverPoint Corporate Center, Suite 205
                  Birmingham, Alabama  35243
                  Telephone:  (205) 970-0034
                  Telecopy:   (205) 970-0119

                  If to Seller and the Shareholders:

                  CHATTANOOGA REGIONAL INTERCONNECT, INC.
                  5959 Shallowford Road
                  Suite 309
                  Chattanooga, Tennessee 37421
                  Attention:  Mr. Douglas H. Fisher

                  Telephone:  (423) 899-6942
                  Telecopy:   (423) 456-3490

Each notice shall be deemed given and received:

                  (i) if given by telecopy, when the telecopy is transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by that transmitting party during normal business hours on any Business Day or on the next Business Day if not confirmed during normal business hours;

                  (ii)  if hand delivered, when delivered;

                  (iii) if given by nationally recognized and reputable overnight delivery service, the Business Day on which the notice is actually received by the party; or

                  (iv) if given by certified mail, return receipt requested, postage prepaid, two Business Days after posted with the United States Postal Service.

         Section 5.2 FURTHER ASSURANCES. Each party hereto agrees to perform any further acts and to execute and deliver any other documents which may be reasonably necessary to carry out the provisions of this Agreement.

         Section 5.3 GOVERNING LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Alabama.

         Section 5.4 CAPTIONS AND HEADINGS. The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

         Section 5.5 SEVERABILITY. The provisions of this Agreement shall be severable and if any provisions shall be invalid or void or unenforceable in whole or in part for any reason, the remaining provisions shall remain in full force and effect.

         Section 5.6 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement contains the entire agreement of the parties and supersedes any and all prior agreements between the parties, written or oral, with respect to the purchase and sale contemplated hereby. This Agreement may not be changed or terminated orally, but may only be changed by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification, extension, discharge or termination is sought.

         Section 5.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts shall, together, constitute and be one and the same instrument.

         Section 5.8 BINDING EFFECT. This Agreement shall be binding and shall inure to the benefit of the parties hereto, and their respective heirs, legatees, executors, administrators, successors and assigns.

         Section 5.9 ASSIGNMENT. Purchaser may assign this Agreement and all of Purchaser's right, title and interest (but not its obligations) hereunder to any affiliate, subsidiary, or other related entity of Purchaser without the prior written consent of Seller.

         Section 5.10 NO RULE OF CONSTRUCTION. The parties acknowledge that this Agreement was initially prepared by Purchaser solely as a convenience and that all parties hereto, and their counsel, have read and fully negotiated all the language used in this Agreement. The parties acknowledge that, because all parties and their counsel participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous or unclear language in favor of or against any party because such party drafted this Agreement.

         Section 5.11 INTEGRATION OF SCHEDULES. All schedules, exhibits and documents referred to in or attached to this Agreement are integral parts of this Agreement as if fully set forth herein, and all statements appearing therein shall be deemed disclosed and relied upon for all purposes and not just in connection with the specific representation to which they are explicitly referenced.

         Section 5.12 "INCLUDING." The word "including," when following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific terms or matters as provided immediately following the word "including" or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) as used with reference to the word "including" or the similar items or matters, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of the general statement, term or matter.

                                   ARTICLE 6.

                                   DEFINITIONS

         Section 6.1 GLOSSARY OF TERMS. As used in this Agreement, the following terms shall have the meanings as indicated:

         (a) ACCOUNTS RECEIVABLE means all receivables of Seller's Business arising out of the sale of goods and services by Seller prior to the Closing Date, but for which such goods or services have not yet been shipped or performed by Seller.

         (b) ADVERSE CONSEQUENCES means all actions, lawsuits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses.

         (c)   AGREEMENT means this Asset Purchase Agreement.

         (d)   ASSETS has the meaning set forth in Section 1.1(a).

         (e)   ASSUMED LIABILITIES has the meaning set forth in Section 1.2(b).

         (f)   BALANCE SHEET DATE has the meaning set forth in Section 2.3.

         (g) BUSINESS DAY means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Birmingham, Alabama are closed.

         (h) CLOSING means the closing of the transactions as contemplated by this Agreement.

         (i)   CLOSING DATE has the meaning set forth in Section 1.1(a)

         (j)   EFFECTIVE DATE has the meaning set forth in Section 1.1(a).

         (k)   EMPLOYEE PLANS has the meaning set forth in Section 2.11.

         (l)   ERISA has the meaning set forth in Section 1.4(b).

         (m)   INDEMNIFIED PARTY has the meaning set forth in Section 4.4.

         (n)   INDEMNIFYING PARTY has the meaning set forth in Section 4.4.

         (o) LAWS means all federal, state and local laws, regulations, ordinances, proceedings or orders, including the Federal Environmental Protection Act, the Occupational Safety and Health Act, the Employee Retirement Income Security Act, all Medicare and Medicaid laws, all Hazardous Materials Laws, rules and regulations and all federal, state and local licensing and health laws and requirements and other similar statutes.

         (p) LICENSES AND APPROVALS has the meaning set forth in Section 1.6(b)(vi) hereof.

         (q)   OFFER PRICE has the meaning set forth in Section 1.2(a) hereof.

         (r) ORDINARY COURSE OF BUSINESS means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         (s)   PARTY means any of Purchaser, Seller or any of its Shareholders.

         (t) PURCHASE PRICE has the meaning set forth in Section 1.2(a) hereof.

         (u) PURCHASER has the meaning set forth in the first paragraph of this Agreement.

         (v) SELLER has the meaning set forth in the first paragraph of this Agreement.

         (w) SELLER'S BUSINESS has the meaning set forth in the recitals hereof.

         (x)   SHAREHOLDERS has the meaning set forth in Section 2.6 hereof.

         (y)   STATE means the State of Alabama.

         IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the day and year first written above.

                                   PURCHASER:

                                   AVALON-BORDEN COMPANIES, INC.
                                   a Delaware corporation


                                   By: /s/ WALTER R. SIMS
                                       ----------------------------------
                                       Walter R. Sims
                                       Executive Vice President


                                   SELLER:

                                   CHATTANOOGA REGIONAL
                                   INTERCONNECT, INC.,
                                   a Tennessee corporation


                                   By: /s/ DOUGLAS H. FISHER
                                       ----------------------------------
                                       Mr. Douglas H. Fisher
                                       Its President

                                SCHEDULE INDEX TO
                           ASSET PURCHASE AGREEMENT OF
                     CHATTANOOGA REGIONAL INTERCONNECT, INC.


SCHEDULE

1.1(a)(i)         Assets of Seller

1.1(a)(ii)        Contracts and Agreements

1.2(a)(i)         Prepaid Receivables

1.2(a)(ii)        Promissory Note

1.2(b)            Listing of Assumed Liabilities

1.2(c)            Allocation of Purchase Price

1.4(a)            List of Seller's Employees to be retained by Purchaser

1.5(b)(viii)      Power of Attorney

1.5(b)(ix)        Client/Vendor List

1.5(b)(x)         National Cable Corporation Contract Termination

1.7               Assignments and Consents

2.3               Balance Sheet

2.4               Seller's Financial Statements

2.7               Location of Assets

2.8               Liabilities to be Satisfied at Closing

2.11              Employee Plans (Insurance/Profit Sharing)

2.14              Listing of all Licenses and Approvals

NOTE: This Schedule Index has been included in this Agreement solely for the convenience and general reference of the parties and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

                               SCHEDULE 1.1(a)(i)

                             INVENTORY OF ASSETS OF
                     CHATTANOOGA REGIONAL INTERCONNECT, INC.

QTY.              DESCRIPTION

                                    See Attached

                              CRI ASSET EVALUATION


QTY      DESCRIPTION                                       VALUE         TOTAL
--------------------------------------------------------------------------------

 2       Falcone ASI 4x4 Autoserters                     1,000.00      2,000.00
 2       Preview Switchers                                 100.00        200.00
 4       Falcone FVS Verification Systems                  150.00        600.00
27       Sony 7020 Umatic 3/4" Tape Decks                  700.00     18,900.00
 9       Computer 13" Monitors                             100.00        900.00
10       keyboards                                           0.00          0.00
11       Racking systems                                    25.00        275.00
 1       IBM Clone PC's                                    300.00        300.00
 7       ACL 200                                         1,500.00     10,500.00
 3       ACL 100                                         1,000.00      3,000.00
 1       ACC 440                                         1,500.00      1,500.00
11       2400 baud external modem                           10.00        110.00
 6       Phone & Power Surge Protectors                      5.00         40.00
 2       Sony 5850 3/4" Edit Tape Deck                   1,000.00      2,000.00
 1       Tone Generator                                     10.00         10.00
 1       Central Office Software & Verification System                     0.00
 1       Printer                                            50.00         50.00
 1       Delta DCM1488B Monitor                            125.00        125.00
 8       UPS Power Battery Backup Systems                   50.00        400.00
11       Wegener mainframes                                250.00      2,750.00
52       Wegener Network Decoder Cards                     250.00     13,000.00
Multi Cabling, Connecting Equipment and Power Strips
                                                                      ----------

                                                            TOTAL:    56,660.00

          Helicon $10,000 Operator Fee Deposit                        10,000.00
                                                                      ----------
                                                                      66,660.00

                         CRI FIXTURE & FURNITURE ASSETS


QTY       DESCRIPTION
--------------------------------------------------------------------------------
 1        Large Edit Console
 1        Small Edit Console
 4        Production Equipment Racks
 2        Production Suite Chairs
 6        Sales Desks
 6        Sales Office Chairs
 1        Sales Mgr Exec Desk
 1        Sales Mgr Chair
 1        Sales Mgr Console
 1        Mgmt. Exec Desk
 1        Mgmt. Chair
 1        Receptionist Desk
 1        Receptionist Office Chair
 2        Guest Chairs
Misc      Staplers Calculators Trash Cans, etc. to accommodate each desk

                         CRI PRODUCTION ASSETS VALUATION


INVENTORY #       DESCRIPTION                         QTY              VALUE
--------------------------------------------------------------------------------
   1231           Sony PVM1380 Monitor                 1              $250.00
   1232           Sony PVM1380 Monitor                 1              $250.00
   1234           Sony Edit Controler RM-450           1              $250.00
   1235           Kelsey 12 Channel Mixer Audio        1              $250.00
   1237           Sony PVM8020 Field Monitor           1              $400.00
   1238           Toaster Memory
   1239           Newtek Video Toaster 4000            1           $10,000.00
   1240           Toaster Memory Block
   1241           Sony BVE600                          1            $2,000.00
   1242           Grass 110E switcher                  1            $8,000.00
   1243           JVC TMR14U Monitor                   1              $300.00
   1244           JVC TMR14U Monitor                   1              $300.00
   1245           AR Speaker                           1               $50.00
   1246           AR Speaker                           1               $50.00
   1247           Realistic Power Amp                  1               $50.00
   1248           Jazz DVE 38-FXC902-01                1            $6,000.00
   1249           Cybex Computer                       1              $300.00
   1250           Monitor                              1
   1251           Keyboard                             1
   1252           Ramsa audio mixer                    1              $150.00
   1253           Tascam 22-2 1/4" Reel to Reel        1              $150.00
   1254           Sony CDP291 CD Player                1              $100.00
   1256           Sony VO5850 Edit Deck                1            $1,500.00
   1257           Sony BVU900 3/4"sp Deck              1            $2,500.00
   1258           ADC patch bay                        1              $750.00
   1259           ADC patch bay                        1              $750.00
   1260           Sony BVR-55 remote controller        1              $100.00
   1261           Tektronic 1480R Vectorscope          1              $250.00
   1262           Tektronic 520A Waveform              1              $250.00
   1263           Sigma CSG455 Sync Gen.               1              $100.00
   1264           Video Tech Dist. Amp VDA16x4         1              $250.00
   1266           Sony SVO1620 VHS Deck                1              $150.00
   1267           Sony VO9850                          1            $4,500.00
   1268           Ampex CVR65 Beta Sp Playbk           1           $12,000.00
   1269           Sony BVU920                          1            $3,500.00
   1271           EYE 2 SM1411 Compiler Monitor        1
   1272           AD Systems Compiler                  1            $1,250.00
   1274           AD Systems ABC Disk Drive            1
   1283           Commadore Monitor Toaster            1
   1284           AD Systems Inserter                  1              $800.00
   1285           Hitachi Camera Monitor               1

   1286           Hitachi View Finder                  1
   1287           Lowell 2 piece Light Kit             1              $300.00
   1289           Canon 12x1 Lens                      1
   1290           Hitachi Z1CU 3-chip Camera           1            $6,000.00
   1295           Sony BVU150 w/batteries              1              $800.00
                  Pesa K4722 CG                        1              $300.00
                  Triplite Line Stablizer LS600        1               $50.00
                  Batteries EP90-5 w/charger           4              $100.00
                  Anton Bauer Brick Batt w/charger     1               $25.00
                  Ampex CVR35 Beta field record        1            $2,000.00
                  JVC TW118 Dual Cass. Deck            1              $100.00
                  Sony VO-9800 3/4" Tape Deck          1            $3,000.00
                  Revox PR99MKiii 1/4" RtoR            1              $150.00
                  Denon PMA8600 Power Amp              1              $200.00
                  Denon DN950FA CD Player              1              $125.00
                  Compaq Presario 140 Monitor          1               $50.00
                  Compaq "CDS 954 486 Comp             1              $350.00
                  Mackie 1202VLS Audio Mixer           1              $175.00
                  ITC Cart Machine                     1              $100.00
                  Yamaha Studio Monitors               2              $100.00
                  Sennheiser 421 Microphone            1               $75.00
                                                                   ----------

                                                                   $71,500.00
                                                                   ==========

                               SCHEDULE 1.1(a)(ii)

                            CONTRACTS AND AGREEMENTS


1.       Helicon Agreement Attached.

2.       Ringold Falcon Agreement Attached.

3.       Rainsville Falcon Agreement Attached.

4.       Bledsoe County Telephone Co-Op Agreement Attached.

5.       Century Communications Agreement Attached.

                           ADVERTISING SALES AGREEMENT

This Agreement is made this 21st day of December, 1998, by and between Falcon First, Inc. (herein "Owner") and Chattanooga Regional Interconnect (herein "Contractor"), who do hereby agree as follows:

1. As used herein, the following terms shall have the respective meanings stated below:

    a. CABLECAST AREA. The area covered by the franchises held by Falcon First, Inc. located in Rainsville, Alabama.

    b. CABLE SYSTEM(S). The cable television system(s) owned by Falcon First, Inc. over which Falcon First, Inc. cablecasts to the Cablecast Area.

    c. NETWORK. All satellite-delivered cable channels which provide local availability for advertising.

    d. ADVERTISING INVENTORY. Time available by Owner for sale of commercial advertising on Network including all national, regional and local spots.

    e. NET SALES REVENUES. Gross advertising revenues less any applicable agency and Rep. firm commissions.

    f. MINIMUM COMPENSATION. $1,500 per month shall be the minimum compensation which Owner must receive for each broadcast month.

2. The term of this Agreement shall be for 3 years, commencing on January 1, 1999, and ending on December 31, 2001.

3. Owner grants to Contractor the non-exclusive rights for the marketing and sale of all Advertising Inventory on the terms and conditions set forth herein on those channels listed on Exhibit "A" attached hereto and incorporated herein by reference ("Network") in the Cablecast Area. In this connection, Owner understands that Contractor will make binding commitments to advertisers for the sale of Advertising Inventory. To avoid conflicts in the sale of advertising spots, Owner agrees that it will not itself sell Advertising Inventory and will not permit any other person, firm, or entity to sell Advertising Inventory; except for Advertising Inventory sold in Scottsboro, Alabama, and in the surrounding Jackson County. Owner reserves the exclusive rights to sell Rainsville Advertising Inventory to Scottsboro and Jackson County advertisers and Contractor agrees to playback all such Advertising Inventory sold by Owner in Scottsboro and Jackson County and further agrees it will not share in the revenues generated as a result of the sale of said Advertising Inventory sold by Owner. Owner further reserves the right to sell advertising on it's own local origination channel, the character generator channel, and The Weather Channel.

4. Contractor agrees to: (a) handle the marketing and sale of Advertising Inventory including contracting, negotiating with and making sales to potential advertisers; (b) handle all contracts and paperwork in connection with the sale of Advertising Inventory; (c) negotiate with and enter into binding contracts with advertising agencies and advertisers; (d) handle all commercial production, where required; (e) handle all accounting, scheduling, billing, collecting, affidavits, and tape trafficking.

5. Contractor agrees that it will use its best efforts to maximize revenue from the sale of Advertising Inventory.

6. The Net Sales Revenues derived from the sale of Advertising Inventory shall be divided as follows: 35% to Owner and 65% to Contractor. In no event shall Owner receive less that the Minimum Compensation.

7. Contractor shall provide, at Contractor's expense, all of the equipment necessary to cablecast the advertising spots. The cost of the maintenance, repair, and replacement of such equipment shall be the sole responsibility of the Contractor. Owner shall provide the Contractor's employees or agents reasonable access to its headend to perform the advertising insertions and maintain equipment.

8. Contractor shall configure and operate its insertion equipment throughout the term of the Agreement in a manner that, at no cost to Owner, permits it to run, on a schedule requested by Owner, material provided by Owner. Owner shall have the right, for each month during the term of the Agreement, to recapture and utilize (in Owner's sole discretion, for such purposes as Owner shall deem appropriate) up to 25% of the total Advertising inventory for such month for the purpose of cablecasting such material.

9. Owner understands that from time to time it may be in the best interests of Contractor to market and sell advertising spots together under one contract to certain advertisers without distinguishing between Advertising Inventory and Contractor's advertising inventory on the other cable system(s) (such a contract hereafter referred to as a "Group Buy"). In such case, Owner shall be paid the higher of: (a) the amount it would have received based on its own rate care for the Cable System(s) included in the Group Buy as though the Group Buy did not exist; or (b) the percentage of the Net Sales Revenues from the Group Buy that Owner's subscribers included in the Group Buy bear to all subscribers included in the Group Buy. Owner shall provide updated subscriber numbers to Contractor every six (6) months during the term of this Agreement.

10. At no time during the term of this Agreement shall Contractor enter into any trade or barter advertising agreement for any Advertising Inventory without the prior express written consent of Vice President of Advertising Sales for Owner.

11. At the end of each calendar month, Contractor shall account to and pay Owner the larger of the Minimum Compensation or its share of the Net Sales Revenues as of the end of the latest broadcast month based on collections during the latest broadcast month. For purposes of this paragraph, the term "latest broadcast month" shall mean the latest broadcast month ending prior to or at the end of the preceding calendar month. Such accounting shall include a list of all advertisers for the current month and their current month invoice totals along with a client payment summary report for all payments received during the previous month and upon which the monthly payment to Owner is being calculated. Contractor shall be responsible for payment to Owner for all Advertising Inventory sold and invoiced by it prior to such invoicing reaching 90 days past due irrespective of whether advertiser has paid Contractor for such airtime.

12. Cable System shall not participate in any production revenues generated by Contractor as a result of production work done for advertisers. Owner shall not be responsible for any expenses nor incur any liability as a result of production work.

13. Contractor represents and warrants that the advertising material produced and/or procured by Contractor for cablecasting over Owner's Cable System(s) and the insertions performed by Contractor will not contain any libelous, slanderous, obscene or defamatory material and will not, when exhibited by Owner, violate or infringe upon the rights of any person, firm or corporation or other party, or give rise to any adverse claim with respect to any common law or other right (including, without limitation, any copyright, literary trademark, contractual, dramatic or motion picture right, or right of privacy) of any person, firm, corporation or other party. Contractor represents and warrants that advertising sold by it will not violate or infringe upon any music performance and/or music synchronization rights. Contractors represents and warrants that the advertising material produced and/or procured by Contractor for cablecasting over Owner's Cable System(s) and the insertions performed by Contractor will comply in all respects with applicable laws and regulations. Owner reserves the right to refuse to transmit or exhibit any commercial or other material which Owner deems to be in violation of the terms contained in this Agreement although Owner shall have no obligation to preview advertising material and inserts that are cablecast over Owner's Cable System(s). Contractor's representations and warranties contained in this Agreement shall survive the termination of this Agreement.

14. Each party hereto shall indemnify and forever hold harmless the other, its successors to and assignees, for, from and against any claim, loss or damage costs or expense (including, without limitation, reasonable counsel fees) resulting from any misrepresentation made by it or any breach by it of any provisions of this Agreement.

15. In any case in which indemnification is being sought hereunder, the party seeking indemnification shall afford the Indemnifying Party the opportunity of controlling the litigation, settlement, or other disposition of such claim. The Indemnified Party shall fully cooperate with the Indemnifying Party in connection with such litigation, settlement or other disposition.

16. No party to this Agreement shall have any claims against the other for failure to provide or exhibit, as the case may be, advertisement is such failure is due to any act of God, accident, fire, lock-out, strike or other labor dispute, riot or severe commotion, failure or misoperation of technical facilities, act of public enemy, enactment, rule, order or act of governmental authority, failure of electrical power or other cause beyond a party's control.

17. At all times during the term of this Agreement, Contractor shall at its own cost carry the following insurance coverage: (a) comprehensive public liability insurance for bodily injury or death and property damage of not less than five hundred thousand dollars ($500,000) combined single limit with respect to any one occurrence; (b) broadcaster's and cablecaster's liability insurance of not less than one million ($1,000,000). Owner shall be furnished with a certificate of insurance promptly upon issuance of said policies and each renewal and replacement thereof. Under the terms of said policies, the insurer shall be required to give Owner at least 30-days advance written notice of any lapse in any such policy. Contractor shall also carry all necessary statutory and regulatory minimum workmen's compensation insurance.

18. This Agreement may be terminated by either party upon occurrence of any of the following circumstances: (a) if either party shall commit a material default in its performance of any provision of this Agreement and such default is not or cannot be cured within ten (10) days after such party's receipt of written notice of the other party's decision to terminate; (b) if either party shall be adjudicated as bankrupt or insolvent or shall be otherwise unable to fulfill all of its obligations under this Agreement; (c) Contractor should fail to pay and provide to Owner the dollar amount and accounting when due pursuant to paragraphs 6 and 11 of this Agreement; or (d) Owner should eliminate Rainsville cable head end so that local advertising originating exclusively from the Rainsville location ceases to exist. In the event of any termination of this Agreement, Contractor's obligation to pay and provide to Owner the compensation and accounting theretofore due and owing Owner hereunder shall survive.

19. In the event that this Agreement is not renewed or is terminated by either party according to terms outlined herein, Contractor shall be solely responsible for any liability arising from its obligations that are not fully performed and agrees to indemnify and hold harmless Owner from all claims, actions, or lawsuits arising from or relating to any such nonrenewal. Further, Contractor's obligations under paragraph 14 of this Agreement shall continue in full force and effect thereafter, subject to the applicable statute of limitations.

20. This is an Agreement for exclusive representation for the sale of Advertising Inventory and no provision or provisions of this Agreement expressed or implied shall be construed to create a legal partnership, joint venture, or other business entity among the parties hereto.

21. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

22. Contractor shall maintain accurate books and records of the transactions covered by this Agreement. Owner shall have the right, upon reasonable notice to Contractor, to inspect any and all relevant books and records of Contractor pertaining to this Agreement during ordinary business hours.

23. This Agreement is subject to the terms and conditions of the franchises held by Owner; to any permits, licenses, or other authorizations necessary for it to construct, operate or manage its Cable System(s); to all federal, state and municipal laws, regulations and decisions, as such exist now and in the future; and to the terms of applicable pay and satellite programming agreements, as they exist now or in the future.

24. The prevailing party shall be entitled to reasonable attorney's fees and all court costs in any litigation instituted to enforce the provisions of this Agreement.

25. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective permitted assigns and successors. Contractor shall not assign this Agreement without prior written consent of Owner.

26. All notice required or permitted to be made hereunder shall be in writing and delivered by hand or certified mail, return receipt requested.

          IF TO OWNER, ADDRESSED TO:

          Mr. Ovie Cowles, V.P.
          Advertising Sales and Production
          Falcon Cable TV
          10900 Wilshire Blvd., 15th Floor
          Los Angeles, CA  90024

          IF TO CONTRACTOR, ADDRESSED TO:

          Mr. Peter P. Waraksa
          Chattanooga Regional Interconnect
          5959 Shallowford Road, Suite 4093
          Chattanooga, TN  37421

27. This writing constitutes the entire Agreement between the parties and may not be amended or modified except by written instrument signed by both parties.

28. This Agreement shall not be deemed effective or of any force or effect unless and until signed by Owner's Vice President of Advertising Sales and Production.

          IN WITNESS THEREOF, the parties have executed this Agreement.

          (Owner)                            (Contractor)

          BY: /s/ OVIE COWLES                BY: /s/ PETER P. WARAKSA
          -------------------                ------------------------
          Ovie Cowles                        Peter P. Waraksa

                                                     President, Chattanooga
                                                     Regional Interconnect
                                                     Executive Vice President,
          TITLE:  V.P., Advertising Sales    TITLE:  Avalon Media Group, Inc.
          -----------------------            ----------------------------------


          DATE:  1/19/99                     DATE:  1/14/99
          -------------------                -----------------

                                   EXHIBIT "A"

Advertising Channels*:              ESPN
                                    CNN
                                    USA
                                    TNN

*Contractor reserves the option of adding up to four additional Advertising Channels upon 30-day written notice to Owner.

                           ADVERTISING SALES AGREEMENT

This Agreement is made this 21st day of December, 1998, by and between Falcon First, Inc. (herein "Owner") and Chattanooga Regional Interconnect (herein "Contractor"), who do hereby agree as follows:

1. As used herein, the following terms shall have the respective meanings stated below:

    a. CABLECAST AREA. The area covered by the franchises held by Falcon First, Inc. located in Ringgold, Georgia.

    b. CABLE SYSTEM(S). The cable television system(s) owned by Falcon First, Inc. over which Falcon First, Inc. cablecasts to the Cablecast Area.

    c. NETWORK. All satellite-delivered cable channels which provide local availability for advertising.

    d. ADVERTISING INVENTORY. Time available by Owner for sale of commercial advertising on Network including all national, regional and local spots.

    e. NET SALES REVENUES. Gross advertising revenues less any applicable agency and Rep. firm commissions.

    f. MINIMUM COMPENSATION. $3,000 per month shall be the minimum compensation which Owner must receive for each broadcast month.

2   The term of this Agreement shall be for 3 years, commencing on January 1,
1999, and ending on December 31, 2001.

3. Owner grants to Contractor the non-exclusive rights for the marketing and sale of all Advertising Inventory on the terms and conditions set forth herein on those channels listed on Exhibit "A" attached hereto and incorporated herein by reference ("Network") in the Cablecast Area. In this connection, Owner understands that Contractor will make binding commitments to advertisers for the sale of Advertising Inventory. To avoid conflicts in the sale of advertising spots, Owner agrees that it will not itself sell Advertising Inventory and will not permit any other person, firm, or entity to sell Advertising Inventory; except for Advertising Inventory sold in Dalton, Georgia, and in the surrounding Whitfield County. Owner reserves the exclusive rights to sell Ringgold Advertising Inventory to Dalton and Whitfield County advertisers and Contractor agrees to playback all such Advertising Inventory sold by Owner in Dalton and Whitfield County and further agrees it will not share in the revenues generated as a result of the sale of said Advertising Inventory sold by Owner. Owner further reserves the right to sell advertising on it's own local origination channel, the character generator channel, and The Weather Channel.

4. Contractor agrees to: (a) handle the marketing and sale of Advertising Inventory including contracting, negotiating with and making sales to potential advertisers; (b) handle all contracts and paperwork in connection with the sale of Advertising Inventory; (c) negotiate with and enter into binding contracts with advertising agencies and advertisers; (d) handle all commercial production, where required; (e) handle all accounting, scheduling, billing, collecting, affidavits, and tape trafficking.

5. Contractor agrees that it will use its best efforts to maximize revenue from the sale of Advertising Inventory.

6. The Net Sales Revenues derived from the sale of Advertising Inventory shall be divided as follows: 35% to Owner and 65% to Contractor. In no event shall Owner receive less that the Minimum Compensation.

7. Contractor shall provide, at Contractor's expense, all of the equipment necessary to cablecast the advertising spots. The cost of the maintenance, repair, and replacement of such equipment shall be the sole responsibility of the Contractor. Owner shall provide the Contractor's employees or agents reasonable access to its headend to perform the advertising insertions and maintain equipment.

8. Contractor shall configure and operate its insertion equipment throughout the term of the Agreement in a manner that, at no cost to Owner, permits it to run, on a schedule requested by Owner, material provided by Owner. Owner shall have the right, for each month during the term of the Agreement, to recapture and utilize (in Owner's sole discretion, for such purposes as Owner shall deem appropriate) up to 25% of the total Advertising inventory for such month for the purpose of cablecasting such material.

9. Owner understands that from time to time it may be in the best interests of Contractor to market and sell advertising spots together under one contract to certain advertisers without distinguishing between Advertising Inventory and Contractor's advertising inventory on the other cable system(s) (such a contract hereafter referred to as a "Group Buy"). In such case, Owner shall be paid the higher of: (a) the amount it would have received based on its own rate care for the Cable System(s) included in the Group Buy as though the Group Buy did not exist; or (b) the percentage of the Net Sales Revenues from the Group Buy that Owner's subscribers included in the Group Buy bear to all subscribers included in the Group Buy. Owner shall provide updated subscriber numbers to Contractor every six (6) months during the term of this Agreement.

10. At no time during the term of this Agreement shall Contractor enter into any trade or barter advertising agreement for any Advertising Inventory without the prior express written consent of Vice President of Advertising Sales for Owner.

11. At the end of each calendar month, Contractor shall account to and pay Owner the larger of the Minimum Compensation or its share of the Net Sales Revenues as of the end of the latest broadcast month based on collections during the latest broadcast month. For purposes of this paragraph, the term "latest broadcast month" shall mean the latest broadcast month ending prior to or at the end of the preceding calendar month. Such accounting shall include a list of all advertisers for the current month and their current month invoice totals along with a client payment summary report for all payments received during the previous month and upon which the monthly payment to Owner is being calculated. Contractor shall be responsible for payment to Owner for all Advertising Inventory sold and invoiced by it prior to such invoicing reaching 90 days past due irrespective of whether advertiser has paid Contractor for such airtime.

12. Cable System shall not participate in any production revenues generated by Contractor as a result of production work done for advertisers. Owner shall not be responsible for any expenses nor incur any liability as a result of production work.

13. Contractor represents and warrants that the advertising material produced and/or procured by Contractor for cablecasting over Owner's Cable System(s) and the insertions performed by Contractor will not contain any libelous, slanderous, obscene or defamatory material and will not, when exhibited by Owner, violate or infringe upon the rights of any person, firm or corporation or other party, or give rise to any adverse claim with respect to any common law or other right (including, without limitation, any copyright, literary trademark, contractual, dramatic or motion picture right, or right of privacy) of any person, firm, corporation or other party. Contractor represents and warrants that advertising sold by it will not violate or infringe upon any music performance and/or music synchronization rights. Contractor represents and warrants that the advertising material produced and/or procured by Contractor for cablecasting over Owner's Cable System(s) and the insertions performed by Contractor will comply in all respects with applicable laws and regulations. Owner reserves the right to refuse to transmit or exhibit any commercial or other material which Owner deems to be in violation of the terms contained in this Agreement although Owner shall have no obligation to preview advertising material and inserts that are cablecast over Owner's Cable System(s). Contractor's representations and warranties contained in this Agreement shall survive the termination of this Agreement.

14. Each party hereto shall indemnify and forever hold harmless the other, its successors to and assignees, for, from and against any claim, loss or damage costs or expense (including, without limitation, reasonable counsel fees) resulting from any misrepresentation made by it or any breach by it of any provisions of this Agreement.

15. In any case in which indemnification is being sought hereunder, the party seeking indemnification shall afford the Indemnifying Party the opportunity of controlling the litigation, settlement, or other disposition of such claim. The Indemnified Party shall fully cooperate with the Indemnifying Party in connection with such litigation, settlement or other disposition.

16. No party to this Agreement shall have any claims against the other for failure to provide or exhibit, as the case may be, advertisement is such failure is due to any act of God, accident, fire, lock-out, strike or other labor dispute, riot or severe commotion, failure or misoperation of technical facilities, act of public enemy, enactment, rule, order or act of governmental authority, failure of electrical power or other cause beyond a party's control.

17. At all times during the term of this Agreement, Contractor shall at its own cost carry the following insurance coverage: (a) comprehensive public liability insurance for bodily injury or death and property damage of not less than five hundred thousand dollars ($500,000) combined single limit with respect to any one occurrence; (b) broadcaster's and cablecaster's liability insurance of not less than one million ($1,000,000). Owner shall be furnished with a certificate of insurance promptly upon issuance of said policies and each renewal and replacement thereof. Under the terms of said policies, the insurer shall be required to give Owner at least 30-days advance written notice of any lapse in any such policy. Contractor shall also carry all necessary statutory and regulatory minimum workmen's compensation insurance.

18. This Agreement may be terminated by either party upon occurrence of any of the following circumstances: (a) if either party shall commit a material default in its performance of any provision of this Agreement and such default is not or cannot be cured within ten (10) days after such party's receipt of written notice of the other party's decision to terminate; (b) if either party shall be adjudicated as bankrupt or insolvent or shall be otherwise unable to fulfill all of its obligations under this Agreement; (c) Contractor should fail to pay and provide to Owner the dollar amount and accounting when due pursuant to paragraphs 6 and 11 of this Agreement; or (d) Owner should eliminate Rainsville cable head end so that local advertising originating exclusively from the Rainsville location ceases to exist. In the event of any termination of this Agreement, Contractor's obligation to pay and provide to Owner the compensation and accounting theretofore due and owing Owner hereunder shall survive.

19. In the event that this Agreement is not renewed or is terminated by either party according to terms outlined herein, Contractor shall be solely responsible for any liability arising from its obligations that are not fully performed and agrees to indemnify and hold harmless Owner from all claims, actions, or lawsuits arising from or relating to any such nonrenewal. Further, Contractor's obligations under paragraph 14 of this Agreement shall continue in full force and effect thereafter, subject to the applicable statute of limitations.

20. This is an Agreement for exclusive representation for the sale of Advertising Inventory and no provision or provisions of this Agreement expressed or implied shall be construed to create a legal partnership, joint venture, or other business entity among the parties hereto.

21. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

22. Contractor shall maintain accurate books and records of the transactions covered by this Agreement. Owner shall have the right, upon reasonable notice to Contractor, to inspect any and all relevant books and records of Contractor pertaining to this Agreement during ordinary business hours.

23. This Agreement is subject to the terms and conditions of the franchises held by Owner; to any permits, licenses, or other authorizations necessary for it to construct, operate or manage its Cable System(s); to all federal, state and municipal laws, regulations and decisions, as such exist now and in the future; and to the terms of applicable pay and satellite programming agreements, as they exist now or in the future.

24. The prevailing party shall be entitled to reasonable attorney's fees and all court costs in any litigation instituted to enforce the provisions of this Agreement.

25. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective permitted assigns and successors. Contractor shall not assign this Agreement without prior written consent of Owner.

26. All notice required or permitted to be made hereunder shall be in writing and delivered by hand or certified mail, return receipt requested.

          IF TO OWNER, ADDRESSED TO:

          Mr. Ovie Cowles, V.P.
          Advertising Sales and Production
          Falcon Cable TV
          10900 Wilshire Blvd., 15th Floor
          Los Angeles, CA  90024

          IF TO CONTRACTOR, ADDRESSED TO:

          Mr. Peter P. Waraksa
          Chattanooga Regional Interconnect
          5959 Shallowford Road, Suite 4093
          Chattanooga, TN  37421

27. This writing constitutes the entire Agreement between the parties and may not be amended or modified except by written instrument signed by both parties.

28. This Agreement shall not be deemed effective or of any force or effect unless and until signed by Owner's Vice President of Advertising Sales and Production.

          IN WITNESS THEREOF, the parties have executed this Agreement.

          (Owner)                            (Contractor)

          BY: /s/ OVIE COWLES                BY: /s/ PETER P. WARAKSA
          ---------------                    --------------------
          Ovie Cowles                        Peter P. Waraksa

                                             President, Chattanooga Regional
                                                        Interconnect

          TITLE:  V.P., ADVERTISING SALES    TITLE:  EXECUTIVE VICE PRESIDENT,
                                                     AVALON MEDIA GROUP, INC.
          -----------------------            ----------------------------------


          DATE:   1/19/99                    DATE:   1/14/99
          -------------------                -----------------

                                   EXHIBIT "A"

Advertising Channels*:              ESPN
                                    CNN
                                    USA
                                    TNN

*Contractor reserves the option of adding up to four additional Advertising Channels upon 30-day written notice to Owner.

                            CABLE AD SALES AGREEMENT

THIS AGREEMENT made and entered into this fifteenth day of May between Chattanooga Regional Interconnect of Chattanooga, Tennessee, hereinafter referred to as "Vendor", and Bledsoe County Telephone Co Op hereinafter referred to as "Operator".

                                   WITNESSETH

WHEREAS, Operator owns and operates cable television systems, serving portions of Sequatchie County, Tennessee and Bledsoe County Tennessee and subject to franchises listed in Attachment A hereto.

WHEREAS, Vendor desires to acquire the exclusive right to sell advertising time, where and when available, on those channels of Operator's system which are specified on Attachment E hereto.

NOW, THEREFORE, in consideration of the premises and of the exchange of mutual promise, covenants, representations and warranties herein contained, receipt of which are specifically acknowledged by the parties hereto, said parties intending to be logically bound thereby, do hereby covenant and agree as follows:

1) Operator does hereby agree that Vendor subject to the terms and conditions hereinafter set forth, will have the exclusive right to sell advertising time on specified cable television channels of Operator that are now, or will be in the future, feasible or available for such use as more specifically delineated herein.

2) Vendor shall maintain all equipment necessary to produce and deliver signals to the headend of Operator's system for the purpose of transmitting advertising messages to Operator's subscribers, said equipment being described in Attachment B hereto. Operator reserves right to charge Vendor at the rate of $20.00 per hour in the event Operator employees preform work on behalf of the Vendor. Operator will make available at its headend such space as is necessary for the installation and operation of such equipment needed to interface with Operator's cable system. Vendor shall not maintain or otherwise be responsible for any equipment or facilities of Operator that are required to the headend for transmitting the said signal to Operator's subscribers.

    Operator will use best efforts to cause the said signals to be transmitted to its subscribers without degradation, and in a manner to achieve the same quality as the signals transmitted on the other channels of the cable systems. Operator shall not maintain or otherwise be responsible for any equipment or facilities necessary to produce and deliver signals to the headend of Operator's system for the purpose of transmitting advertising messages to Operator's subscribers as generally specified in Attachment B. Vendor will cause said advertising messages to be delivered to Operator's headend without degradation and in a manner to achieve the same quality as the signals transmitted on channel of the cable systems.

3) Any failure, interruption or degradation in transmitting said signals, in which advertising messages have been or may be inserted, either in whole or in part, resulting from technical difficulties or failure of any of Operator's equipment, will be promptly brought to the attention of Vendor and shall be corrected by Operator as soon as reasonably possible. Vendor specifically understands the Operator at its option may deliver some or all of the said signals as part of a tier service or scrambled and agrees that such tiering or scrambling shall not be considered degradation of signal quality as compared to transmission of other system channels. Any failure, interruption or degradation in inserted messages, either whole or in part resulting from technical difficulties or failure of any of Vendor's equipment, will promptly be brought to the attention of Vendor and shall be corrected by Vendor within three (3) days.

4) Vendor warrants that the advertising sold will not contain any libelous, slanderous, obscene or defamatory material, and will not, when exhibited by operator, violate or infringe upon the rights of any person, firm, or corporation, or any other party, or give rise to any adverse claim with respect to any common law or any other right (including, without limitation, any copyright, literacy, trademark, contractual, dramatic or motion picture right, or right of privacy of any person, firm, corporation, or any other party.) Vendor further warrants that the advertising sold by Vendor will not violate or infringe upon any music performance and/or music synchronization rights. The Operator shall have the absolute right censor any commercial with content that it deems to be unsuitable.

    Vendor agrees not to air commercials promoting Direct TV, Primestar, USSB, Alphastar, Echostar, or any other competitive distributors advertisements.

5) Vendor shall indemnify and hold Operator harmless from and against any and all claims, damage or liability, including counsel fees and the cost and expense of any legal action, from libel, slander, invasion of privacy, improper trade practices, illegal competition, infringement or copyright or licenses, music performance and/or music synchronization rights, or any other wrongful conduct as well as any violation of laws or regulations, Federal, state or local, resulting from the transmission of material supplied or produced by Vendor.

6) Operator shall indemnify and hold Vendor harmless from and against any and all claims, damage or liability, including counsel fees and the cost and expense of any legal action, for libel, slander, invasion of privacy, improper trade practices, illegal competition, infringement of trademark or trade name, unfair competition, infringement of copyright or licenses, or any other wrongful conduct, as well as any violation of laws or regulations, Federal, state or local, resulting from the transmission of material supplied or produced by Operator.

7) This agreement is subject to the terms of the licenses held by Operator and to all applicable Federal, state and municipal laws, regulations and decisions, either presently in existence or enacted, make or enforced hereafter, including regulations and actions of all governmental administrative agencies and commissions having jurisdiction.

8) Operator and Vendor recognize and agree that either Vendor or Operator may sell it business and any and all assets of said business at any time during the term of this Agreement. The parties agree that in the event Vendor desires to sell its business or any part thereof, written notice thereof reciting all terms and conditions of the offer to sell and buy, including identifications of the parties involved, will be given to Operator and Operator shall, for the period of thirty (30) days, have the option to purchase the business or assets from Vendor at the price and under the same conditions which said business or assets are finally offered to a third party. Operator's option as described above, shall, at Operator's sole discretion, relate to Vendor's entire business or any portion thereof. Upon Operator's failure to exercise its option in writing within thirty (30) days after receipt of a written notice from Vendor of an offer to sell by Vendor, Vendor may sell the business or assets to such third party.

    Vendor will have no such right as to Operator only upon receipt of written acceptance from Buyer of Operator's assets. However, Operator agrees that the provisions of this contract will be binding on any assigns or successors in interest of Operator. Vendor likewise agrees that the covenants and conditions contained in this Agreement shall bind its successors in interest or assigns. Operator's right of first refusal shall not be valid on any sale of partial interest made through the Private Placement Sale of Stock.

9) Any notice or demand, under the terms of this Agreement or under the status, which must or may be given or made by a party hereto shall be made in writing and shall be delivered by hand or by certified mail, return receipt, addressed to the respective parties as follows:

       TO OPERATOR:              Bledsoe Telephone Cooperative Corporation, Inc.
                                 Gregory L. Anderson
                                 P.O. Box 609
                                 203 Cumberland Avenue
                                 Pikeville, TN  37367

       TO VENDOR:                Chattanooga Regional Interconnect
                                 Douglas H. Fisher
                                 5959 Shallowford Rd Suite 309
                                 Chattanooga, Tennessee
                                                           37421

10) Vendor may not sell advertising time or transmit advertising messages on those channels of Operator's cable system which transmit signal of television broadcast stations. However, advertising time may be sold by Vendor and advertising messages transmitted on Operator's cable system on the Channels listed on Attachment E which are carrying transmissions that are designed and intended for insertion of advertising messages and or programming.

11) Attached hereto, and made an integral part hereof, are the following documents:

    (1)  Attachment A - List of Operator's franchises.
    (2)  Attachment B - Equipment to be installed by Vendor.
    (3)  Attachment C - Amount and method of payment.
    (4)  Attachment D - Term of this Agreement.
    (5) Attachment E - Operator's channels with advertising availabilities to be sold by Vendor.

12) This agreement and the attachments hereto set forth the entire understanding of the parties and oral or written communications not contained in this Agreement are of no force or effect. This Agreement will be construed under the laws of the State of Tennessee.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the day and year first above written.

In the presence of:

                           Bledsoe Telephone Cooperative Corporation, Inc.
/s/ NELL S. MORGAN         By: /s/ JOHN LEE DOWNEY
------------------             -------------------
SEC.                       Its: PRESIDENT
------------------             -------------------


                           CHATTANOOGA REGIONAL INTERCONNECT
/s/ BELINDA PHILLIPS       By: /s/ DOUGLAS H. FISHER
--------------------           ---------------------

NOTARY                     Its: PRESIDENT
--------------------           ---------------------
My commission expires March 21, 2001.

                                  ATTACHMENT A

                          LIST OF OPERATOR'S FRANCHISES

                          Sequatchie County, Tennessee
                            Bledsoe County, Tennessee
                           Van Buren County, Tennessee
                          Cumberland County, Tennessee

                                  ATTACHMENT B

                       EQUIPMENT TO BE INSTALLED BY VENDOR

    Vendor hereby agrees to install sufficient equipment in the headend covered by this agreement to automatically insert local commercials on channels for which market demand levels dictate equipment be installed as mutually agreed. Any substandard equipment in headends at the time of this contract will be brought up to standard within six months of the date of this contract.

    In addition, Vendor shall maintain sufficient production equipment in it's Operations Center to produce all commercials sold by it's staff within one hundred (100) mile radius of said Operations center.

    Vendor reserves the right to add, delete, or rearrange equipment configuration as market conditions may dictate the necessity thereof as mutually agreed.

    Vendor agrees to use a cuing acceptable to Operator.

                                  ATTACHMENT C

                          AMOUNT AND METHOD OF PAYMENT

Vendor will pay operator fees quarterly based on the following schedule:

    Year 1 -          May 15, 1997 thru May 15, 1998              16%
    Year 2 -          May 15, 1998 thru May 15, 1999              18%
    Year 3 -          May 15, 1999 thru May 15, 2000              20%
    Year 4 -          May 15, 2000 thru May 15, 2001              22%
    Year 5 -          May 15, 2001 thru May 15, 2002              24%
    Year 6 -          May 15, 2002 thru May 15, 2003              26%

Operator agrees to allow Vendor a bad debt ratio of 5% annually in its calculation of annual operator fees.

                                  ATTACHMENT D

                               TERMS OF AGREEMENT

This contract shall be for an initial period of (6) six years, commencing on May 15, 1997.

This Agreement may be terminated by thirty (30) days written notice by the Operator upon any one of the following occurrences:

    - A petition in bankruptcy or for reorganization is filed by or against Vendor under any Bankruptcy Act now or hereafter in force; Vendor makes an assignment for the benefit of it creditors; a receiver, trustee, liquidator or custodian is appointed for all or a substantial part of Vendor's property and the order of appointment is not vacated within thirty (30) days; Vendor assigns or encumbers this Agreement contrary to the terms hereof; all or a substantial part of Vendor's property is sequestered and the order of sequestration is not vacated within thirty (30) days.

    - Breach of terms of contract.

    - Violation of Operator's Franchise Agreement.

    - Upon Vendor's failure to meet payment within thirty (30) days of the close of each quarter.

    - In the event a notice to cancel is submitted by the Operator to Vendor within cause stated, Vendor shall have thirty (30) days to correct the cause for cancellation thereby voiding said cancellation notice; otherwise, cancellation shall become effective immediately.

                                  ATTACHMENT E

               OPERATOR'S CHANNELS WITH ADVERTISING AVAILABILITIES

A.  PROGRAMMING SERVICE - ADVERTISING AVAILABILITIES.

    Operator grants Vendor the right to sell, at rates developed by Vendor, the local commercial availabilities on ESPN, CNN, Headlines News, TNT, USA, Discovery, SportsSouth, Family, VH1, E, Home and Garden, MTV, A&E and Nick cable channels carried on the cable television system designated by the Operator. If after twelve (12) months of operations, Vendor had not utilize all of the available avails on the channels at their disposal, then Vendor, after giving a thirty (30) day written notice, may use these avails for its own cross promotional uses, i.e., bonus spots; however, Vendor shall retain the rights to Commercial Advertising Sales to "outside" parties. Those avails not sold by Vendor will be made available to Operator for its own use. Operator retains the right to sell any type of advertising it wishes on any other network or channel not mentioned above.

B.  RESERVATION OF AVAILABILITIES BY OPERATOR

    Vendor will provide twenty percent (25%) of the avails to Operator for its cross promotion purposes. Such avails shall be made available in all day parts on an equal basis.

    Operator reserves the right to have a third party vendor, such as NuStar, use all avails to which it has rights under paragraphs A and B above for cross promotional purposes.

C.  ADDITIONAL CHANNELS - PROGRAMMING

    If at any time after the effective date of this Agreement, Operator is or shall begin carrying a satellite delivered cable television programming service not listed in above on which there is available time for local insertion of advertisements, Operator and Vendor will negotiate for the inclusion of such programming service subject to new or additional terms to be negotiated by the parties.

D. Vendor agrees to include the name "Bledsoe Telephone Co-Op" or as Operator designates in all promotional commercials, promoting Vendor's ad sales business on Operator's systems. Vendor agrees to limit such promotional announcements to a reasonable number.

                            CABLE AD SALES AGREEMENT

THIS AGREEMENT made and entered into this first day of August, 1996 between Chattanooga Regional Interconnect of Chattanooga, Tennessee, hereinafter referred to as "Vendor", and Helicon Corporation of Englewood Cliffs, New Jersey hereinafter referred to as "Operator".

                                   WITNESSETH

WHEREAS, Operator owns and operates cable television systems, serving portions of Marion County, Tn, Rhea County, Tn, Dade County, Ga., Chattooga County, Ga. and Murray County, Ga. and subject to franchises listed in Attachment A hereto.

WHEREAS, Vendor desires to acquire the exclusive right to sell advertising time, where and when available, on those channels of Operator's system which are specified on Attachment E hereto.

NOW, THEREFORE, in consideration of the premises and of the exchange of mutual promise, covenants, representations and warranties herein contained, receipt of which are specifically acknowledged by the parties hereto, said parties intending to be logically bound thereby, do hereby covenant and agree as follows:

1) Operator does hereby agree that Vendor subject to the terms and conditions hereinafter set forth, will have the exclusive right to sell advertising time on specified cable television channels of Operator that are now, or will be in the future, feasible or available for such use as more specifically delineated herein.

2) Vendor shall maintain all equipment necessary to produce and deliver signals to the headend of Operator's system for the purpose of transmitting advertising messages to Operator's subscribers, said equipment being described in Attachment B hereto. Operator reserves right to charge Vendor at the rate of $20.00 per hour in the event Operator employees preform work on behalf of the Vendor. Operator will make available at its headend such space as is necessary for the installation and operation of such equipment needed to interface with Operator's cable system. Vendor shall not maintain or otherwise be responsible for any equipment or facilities of Operator that are required to the headend for transmitting the said signal to Operator's subscribers.

       Operator will use best efforts to cause the said signals to be transmitted to its subscribers without degradation, and in a manner to achieve the same quality as the signals transmitted on the other channels of the cable systems. Operator shall not maintain or otherwise be responsible for any equipment or facilities necessary to produce and deliver signals to the headend of Operator's system for the purpose of transmitting advertising messages to Operator's subscribers as generally specified in Attachment B. Vendor will cause said advertising messages to be delivered to Operator's headend without degradation and in a manner to achieve the same quality as the signals transmitted on channel of the cable systems.

3) Any failure, interruption or degradation in transmitting said signals, in which advertising messages have been or may be inserted, either in whole or in part, resulting from technical difficulties or failure of any of Operator's equipment, will be promptly brought to the attention of Vendor and shall be corrected by Operator as soon as reasonably possible. Vendor specifically understands the Operator at its option may deliver some or all of the said signals as part of a tier service or scrambled and agrees that such tiering or scrambling shall not be considered degradation of signal quality as compared to transmission of other system channels. Any failure, interruption or degradation in inserted messages, either whole or in part resulting from technical difficulties or failure of any of Vendor's equipment, will promptly be brought to the attention of Vendor and shall be corrected by Vendor within three (3) days.

4) Vendor warrants that the advertising sold will not contain any libelous, slanderous, obscene or defamatory material, and will not, when exhibited by operator, violate or infringe upon the rights of any person, firm, or corporation, or any other party, or give rise to any adverse claim with respect to any common law or any other right (including, without limitation, any copyright, literacy, trademark, contractual, dramatic or motion picture right, or right of privacy of any person, firm, corporation, or any other party.) Vendor further warrants that the advertising sold by Vendor will not violate or infringe upon any music performance and/or music synchronization rights. The Operator shall have the absolute right censor any commercial with content that it deems to be unsuitable.

    Vendor agrees not to air commercials promoting Direct TV, Primestar, USSB, Alphastar, Echostar, or any other competitive distributors advertisements.

5) Vendor shall indemnify and hold Operator harmless from and against any and all claims, damage or liability, including counsel fees and the cost and expense of any legal action, from libel, slander, invasion of privacy, improper trade practices, illegal competition, infringement or copyright or licenses, music performance and/or music synchronization rights, or any other wrongful conduct as well as any violation of laws or regulations, Federal, state or local, resulting from the transmission of material supplied or produced by Vendor.

6) Operator shall indemnify and hold Vendor harmless from and against any and all claims, damage or liability, including counsel fees and the cost and expense of any legal action, for libel, slander, invasion of privacy, improper trade practices, illegal competition, infringement of trademark or trade name, unfair competition, infringement of copyright or licenses, or any other wrongful conduct, as well as any violation of laws or regulations, Federal, state or local, resulting from the transmission of material supplied or produced by Operator.

7) This agreement is subject to the terms of the licenses held by Operator and to all applicable Federal, state and municipal laws, regulations and decisions, either presently in existence or enacted, make or enforced hereafter, including regulations and actions of all governmental administrative agencies and commissions having jurisdiction.

8) Operator and Vendor recognize and agree that either Vendor or Operator may sell it business and any and all assets of said business at any time during the term of this Agreement. The parties agree that in the event Vendor desires to sell its business or any part thereof, written notice thereof reciting all terms and conditions of the offer to sell and buy, including identifications of the parties involved, will be given to Operator and Operator shall, for the period of thirty (30) days, have the option to purchase the business or assets from Vendor at the price and under the same conditions which said business or assets are finally offered to a third party. Operator's option as described above, shall, at Operator's sole discretion, relate to Vendor's entire business or any portion thereof. Upon Operator's failure to exercise its option in writing within thirty (30) days after receipt of a written notice from Vendor of an offer to sell by Vendor, Vendor may sell the business or assets to such third party.

    Vendor will have no such right as to Operator only upon receipt of written acceptance from Buyer of Operator's assets. However, Operator agrees that the provisions of this contract will be binding on any assigns or successors in interest of Operator. Vendor likewise agrees that the covenants and conditions contained in this Agreement shall bind its successors in interest or assigns. Operator's right of first refusal shall not be valid on any sale of partial interest made through the Private Placement Sale of Stock.

9) Any notice or demand, under the terms of this Agreement or under the status, which must or may be given or made by a party hereto shall be made in writing and shall be delivered by hand or by certified mail, return receipt, addressed to the respective parties as follows:

    TO OPERATOR:        Helicon Corporation
                        David M. Baum
                        630 Palisade Avenue
                        Englewood Cliffs, N.J.
                                              07632

                        With copies to Tom Kalisz and Jack Corley, in the Jasper, TN office.

    TO VENDOR:          Chattanooga Regional Interconnect
                        Douglas H. Fisher
                        5959 Shallowford Rd Suite 309
                        Chattanooga, Tennessee
                                              37421

10) Vendor may not sell advertising time or transmit advertising messages on those channels of Operator's cable system which transmit signal of television broadcast stations. However, advertising time may be sold by Vendor and advertising messages transmitted on Operator's cable system on the Channels listed on Attachment E which are carrying transmissions that are designed and intended for insertion of advertising messages and or programming.

11) Attached hereto, and made an integral part hereof, are the following documents:

    (1)  Attachment A - List of Operator's franchises.
    (2)  Attachment B - Equipment to be installed by Vendor.
    (3)  Attachment C - Amount and method of payment.
    (4)  Attachment D - Term of this Agreement.
    (5) Attachment E - Operator's channels with advertising availabilities to be sold by Vendor.

12) This agreement and the attachments hereto set forth the entire understanding of the parties and oral or written communications not contained in this Agreement are of no force or effect. This Agreement will be construed under the laws of the State of Tennessee.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the day and year first above written.

In the presence of:

                                    HELICON CORPORATION

    8/2/96                     By:  /s/ DAVID M. BAUM
---------------------------         ----------------------

                               Its: V.P. OPERATIONS
---------------------------         ----------------------


                                    CHATTANOOGA REGIONAL INTERCONNECT

                               By:  /s/ DOUGLAS H. FISHER
---------------------------         ----------------------

                               Its: PRESIDENT
---------------------------         ----------------------

                                  ATTACHMENT A

                          LIST OF OPERATOR'S FRANCHISES

                            Marion County, Tennessee
                             Rhea County, Tennessee
                              Dade County, Georgia
                            Chattooga County, Georgia
                             Murray County, Georgia

                                  ATTACHMENT B

                       EQUIPMENT TO BE INSTALLED BY VENDOR

    Vendor hereby agrees to install sufficient equipment in the headend covered by this agreement to automatically insert local commercials on channels for which market demand levels dictate equipment be installed as mutually agreed. Any substandard equipment in headends at the time of this contract will be brought up to standard within six months of the date of this contract.

    In addition, Vendor shall maintain sufficient production equipment in it's Operations Center to produce all commercials sold by it's staff within one hundred (100) mile radius of said Operations center.

    Vendor reserves the right to add, delete, or rearrange equipment configuration as market conditions may dictate the necessity thereof as mutually agreed.

    Vendor agrees to use a cuing acceptable to Operator.

    Vendor agrees that it will produce on behalf of Operator, at a credit of .50 per sub per year charge and as requested by Operator, commercials advertising the Operator's services or promotions.

                                  ATTACHMENT C

                          AMOUNT AND METHOD OF PAYMENT

    Vendor agrees to compensate Operator at the time of execution of this contract at the rate of $1.00 per sub, per year. At the conclusion of each year, during a "reconciliation period", any operator fees unpaid at that time will be drawn against the up front $1.00 per subscriber, per year charge. Further, as Operator makes acquisitions within the Vendors market place an additional $1.00 per subscriber, per year, per additional subscriber acquired, Vendor will make another "up front" payment.

    Vendor agrees that at any point the "up front" proceeds draw below $10,000.00, vendor will refurbish fund at the rate of .50 per subscriber.

    Minimum monthly fees will be paid to Operator by Vendor at the rate of 2.70 per subscriber, per year. Minimum monthly fees will be paid within 30 days of the close of previous months business. The rate of minimum monthly payment will be reviewed at the conclusion of a nine month period from the date of this contract. At the time of review a formula of the following will be used to calculate future minimum payments.

    Nine months net collected revenue averaged to a monthly sum, less 20%, multiplied by the appropriate rate of Operator fees. Year 3 minimum will be year 2 + 15%. Year 4 will be year 3 + 15%. Year 5 will be year 4 + 15%.

    Annual Operator fees will be calculated at the following schedule:

    Year 1 -          August 1, 1996 thru July 31, 1997           28%
    Year 2 -          August 1, 1997 thru July 31, 1998           29%
    Year 3 -          August 1, 1998 thru July 31, 1999           32%
    Year 4 -          August 1, 1999 thru July 31, 2000           34%
    Year 5 -          August 1, 2000 thru July 31, 2001           36%

    Operator agrees to allow Vendor a bad debt ratio of 5% annually in its calculation of annual operator fees.

                                  ATTACHMENT D

                               TERMS OF AGREEMENT

    This contract shall be for an initial period of (5) five years, commencing on August 1, 1996.

    This agreement may be terminated by thirty (30) days written notice by Operator or Vendor upon any of the following occurrences:

    - A petition in bankruptcy or for reorganization is filed by or against Vendor or Operator under any Bankruptcy Act now or hereafter in force; Vendor or Operator makes an assignment for the benefit of it creditors; a receiver, trustee, liquidator or custodian is appointed for all or a substantial part of vendor's property and the order of appointment is not vacated within thirty (30) days; Vendor assigns or encumbers this agreement contrary to the terms hereof; all or a substantial part of vendor or operators property is sequestered and the order of sequestration is not vacated within thirty (30) days.

    - Breach of terms of contract.

    - Violation of Operator's Franchise Agreement.

    - Upon Vendor's failure to meet the monthly guaranteed payment within thirty
(30) days of the fifteenth of each month.

    - In the event a notice to cancel is submitted by the Operator or Vendor within cause stated, Operator or Vendor shall have thirty (30) days to correct the cause for cancellation thereby voiding said cancellation notice; otherwise, cancellation shall become effective immediately.

                                  ATTACHMENT E

               OPERATOR'S CHANNELS WITH ADVERTISING AVAILABILITIES

A.  PROGRAMMING SERVICE - ADVERTISING AVAILABILITIES.

    Operator grants Vendor the right to sell, at rates developed by Vendor, the local commercial availabilities on ESPN, CNN, Headlines News, TNT, USA, Discovery, SportsSouth, Family, VH1, E, Home and Garden, MTV, A&E and Nick cable channels carried on the cable television system designated by the Operator. If after twelve (12) months of operations, Vendor had not utilize all of the available avails on the channels at their disposal, then Vendor, after giving a thirty (30) day written notice, may use these avails for its own cross promotional uses, i.e., bonus spots; however, Vendor shall retain the rights to Commercial Advertising Sales to "outside" parties. Those avails not sold by Vendor will be made available to Operator for its own use. Operator retains the right to sell any type of advertising it wishes on any other network or channel not mentioned above.

B.  RESERVATION OF AVAILABILITIES BY OPERATOR

    Vendor will provide twenty percent (25%) of the avails to Operator for its cross promotion purposes. Such avails shall be made available in all day parts on an equal basis. Additionally, Vendor will provide production services for special events as agreed upon by Vendor and Operator.

    Operator reserves the right to have a third party vendor, such as NuStar, use all avails to which it has rights under paragraphs A and B above for cross promotional purposes.

C.  ADDITIONAL CHANNELS - PROGRAMMING

    If at any time after the effective date of this Agreement, Operator is or shall begin carrying a satellite delivered cable television programming service not listed in above on which there is available time for local insertion of advertisements, Operator and Vendor will negotiate for the inclusion of such programming service subject to new or additional terms to be negotiated by the parties.

D. Vendor agrees to include the name "Helicon Cablevision" or as Operator designates in all promotional commercials, promoting Vendor's ad sales business on Operator's systems. Vendor agrees to limit such promotional announcements to a reasonable number.

                                ADVERTISING SALES

                            REPRESENTATIVE AGREEMENT

AGREEMENT made this 1st day of August, 1994 by and between Century Alabama Corp., a corporation organized and existing under the laws of the State of Delaware with offices at 613 Gault Avenue North, Fort Payne, AL 35967, ("Client") and Chattanooga Regional Interconnect, Inc., a corporation organized and existing under the laws of the State of Tennessee with offices at 5600 Brainerd Road, Suite G-30, Chattanooga, TN 37411 ("Representative").

WHEREAS, Client owns and/or operates cable television systems in the areas listed on Schedule A annexed hereto and made a part hereof (the "Systems"); and

WHEREAS, Client has entered and may hereafter enter into agreements with various entities to provide cable television programming services (the "Programming Services") to subscribers certain of which Programming Services are listed on Schedule B annexed hereto and made a part hereof (such agreements to be referred to herein as the "Affiliation Agreements"); and

WHEREAS, pursuant to such Affiliation Agreements time has been (or will be) made available to Client within such Programming Services for advertising by Client; and

WHEREAS, Representative is in the business of selling various clients' advertising time for the exhibition of commercial advertising on such various clients' cable television systems, and of producing and of providing various services related to cable television advertising; and

WHEREAS, Client seeks to obtain the services of Representative, including Representative's services for the sale of Advertising Inventory (as hereinafter defined) on the Programming Services and Representative is willing to and desires to provide such services, subject to the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, Representative and Client mutually agree as follows:

                                 1. DEFINITIONS

As used in the Agreement, the following terms will have the following meanings:

(a) ADVERTISING INVENTORY. Time for advertising available for sale by Client on the Programming Services distributed by Client on the Systems after reduction by Client Time (as hereinafter defined). In the event that such time for advertising available for sale by Client on the Programming Services is reduced or eliminated for a Programming Service or Services. Client shall not be liable to Representative or any third party for any such reduction or elimination at such time regardless of whether or not Representative has sold such time prior to such reduction or elimination. Advertising Inventory expressly excludes so-called broadcast over-the-air signals except to the extent that Client is expressly authorized to sell certain of such time to commercial advertisers and excluding time on certain local access, so-called leased channels and similar channels.

(b) CABLE RELATED SERVICE AGREEMENTS. Agreements heretofore or hereafter entered into by Client including Affiliation Agreements and agreements with suppliers of cable related services including, without limitation, shopping networks, cable television guide publishers and equipment suppliers which agreements contain provisions for the advertising, marketing and promotion of cable television related services within Client Time.

(c) CLIENT TIME. Time within Programming Services used by Client for (i) public service or public affairs announcements, (ii) advertising, promotion or marketing of Client's cable television programming and related services,
    (iii) programming promotions, (iv) advertising time sold by Client pursuant to Cable Related Service Agreements and (v) any other purposes which Client may deem appropriate, all in such amounts and on such terms as Client may determine in its sole discretion. Subject to the Terms of the Affiliation Agreements and the Cable Related Service Agreements and any other preexisting obligations of Client regarding Client Time, Client Time may be distributed evenly throughout the day. Client Time will in no event be less than 25% (excluding unsold Advertising Inventory) of all time available for sale of the Advertising Inventory on the Programming Services. All revenues derived from the sale of Client Time will be and remain the sole property of Client.

(d) GROSS REVENUES. Total gross revenues billed (whether or not collected), charged, collected, or received or in any manner gained or derived by Representative during the Term for the sale of Advertising Inventory, or for consulting services or any other act service or employment done as part of or in connection with this agreement. Gross Revenues will also include any such act, service or employment by Representative for which a charge is made or credit allowed, barter or trade received, including all receipts, cash, credits and property of any kind or nature, any amount for which a credit is allowed by the advertiser to Representative without any deduction therefrom on account of the cost of the service rendered, property sold, materials used, labor of service cost, interest paid or payable, losses or any other expense whatsoever. Any engagement of any third party advertising representative as described in subparagraph 2(b), will diminish Gross Revenues upon which Client's Percentage is based, not to exceed fifteen percent (15%) and only when Representative furnishes to Client written evidence that there has been a third party advertising representative. Any charge by third party representative in excess of fifteen percent (15%) will be the obligation of Representative, with the exception that Representative may, in addition to standard advertising agency discounts (15%) deduct fair, actual commissions not in excess of thirty percent (30%) of national/regional rep firms (included within Schedule C "The Regional/National Rep Firms" annexed hereto and which may be updated from time to time with written approval by both parties), which will also diminish Gross Revenues upon which Client's percentage are based, but only when Representative furnishes to Client written evidence of the engagement of any such firm and amount of such commission charged by such firm and paid by Representative, unless otherwise approved in writing by Client.

(e) TERM. As used in this Agreement, the Term will mean the period of time commencing June 1, 1994 and continuing in full force and effect and ending May 31, 1997 unless sooner terminated in accordance with this Agreement.

                        2. APPOINTMENT OF REPRESENTATIVE

(a) SCOPE. Subject to the restrictions contained in this Agreement, (i) SALE OF ADVERTISING. Client hereby appoints Representative as an advertising representative for the sale of the Advertising Inventory on the Systems for the Term. (ii) INCREMENTAL REPRESENTATION AND SALES. During the first 18 months of the Term Representative will sell and insert Advertising Inventory on 4 Programming Services approved by Client for insertion of Advertising Inventory and listed on Schedule B. At the commencement of the 19th month of the Term Representative will use its best efforts to maximize the sale of Advertising Inventory on 4 additional Programming Services approved by Client and added to Schedule B by a written amendment. Beginning on such respective commencement dates and at all times thereafter throughout the Term Representative will sell Advertising Inventory on such approved Programming Services. Representative may add or delete certain Programming Services from Schedule B only with Client's prior written approval. (iii) PRODUCTION, CONSULTATION AND VARIOUS OTHER SERVICES. As further incentive for Client to enter into this Agreement, Representative agrees to provide Client with various services, including but not limited to, production services and agrees that it will make and complete on behalf of Client, free of charge, a minimum of 1 distinct commercial(s) per month (each commercial to be 30 seconds in duration) to be used for any purpose Client deems appropriate. Such commercials will not be considered distinct for purposes of this agreement due to the Representative's use of distinct audio and/or video tags (as such term is known and used in the advertising industry) on similar or the same commercials. Said commercials will become the sole property of Client. If in any month, such minimum of 1 commercial(s) is/are not made and completed by Representative on behalf of Client, Client will have the right to require Representative to make and complete the balance of such minimum of 1 commercial(s) per month in any subsequent month during the Term. Representative will not be required, however, to produce any more than 6 of such carry over commercials in any one subsequent month. However, Client will not be responsible for and Representative will be solely responsible for, payment of any in house talent fees, residuals and all other costs and fees in connection with the production of such commercials.
    (iv) NATURE OF RELATIONSHIP. Client and Representative intend that Representative be an independent contractor and Representative will have no authority to bind Client by contract or otherwise. Representative accepts such appointment and agrees to use its best efforts in the sale of Advertising Inventory. (b) THIRD PARTY ADVERTISING REPRESENTATIVE. Representative agrees to provide sufficient personnel to enable Representative to maximize the revenues from the sale of the Advertising Inventory and to fulfill all of Representative's obligations contained herein. Such efforts may include the engagement of a third party advertising representative, subject to the terms and conditions hereof, provided that any such engagement will be subject to the prior written approval of Client which approval Client may withhold in its sole discretion.

(c) CLIENT'S RESERVATION OF RIGHT TO SELL. Client retains and reserves to itself all rights not expressly granted to Representative herein including but not limited to the exclusive right to sell or trade Client Time and to enter into Cable Related Service Agreements. Representative agrees to notify suppliers of cable television programming and other cable related services wishing to buy Advertising Inventory on the Systems that Representative does not have the right to sell such advertising time and that such advertisers should deal directly with Client. Representative agrees to provide any such suppliers with Client's address, telephone number and contact for such inquiry. Representative will promptly notify Client of each such inquiry.

(d) INSERTION OF CLIENT MATERIALS. All announcements, advertising, promotions and other uses of the Client Time are referred to as "Client Materials." Client will deliver taped copies of any Client Material to Representative and Representative will integrate such Client Material into its materials for insertion on Programming Services and times designated by Client. If such taped copies are not compatible with the Insertion Equipment, Representative will, at its expense, prepare compatible taped copies.

(e) UNSOLD ADVERTISING INVENTORY. Representative agrees to utilize all unsold Advertising Inventory as Client Time by insertion of Client Materials at no cost to Client.

                           3. ADVERTISING GUIDELINES

(a) CLIENT'S POLICIES. Representative agrees to comply with all of Client's policies and directions. Representative shall submit to Client any sales and marketing materials it wishes to use and Client will have the right to approve all sales and marketing materials created or proposed for use by Representative before they are distributed.

(b) AFFILIATION AGREEMENTS. Representative shall comply with all terms and restrictions contained in Client's various Affiliation Agreements. In no event will Representative sell any Advertising Inventory for advertising by person, firms or corporations competitive with the Programming Service within which such advertising is to be inserted.

(c) SCHEDULING OF CLIENT TIME. Representative's rights will be subject to and will accommodate the time requirements, designations and scheduling of Client Time. Representative agrees that all Client Materials will be run correctly and as required either by Client and/or Cable Related Service Agreements and Representative agrees to provide Client with logs regarding all Advertising Inventory run by Representative and an affidavit regarding the accuracy of such run. In the event the sale of Advertising Inventory, Client Time and the time requests under Cable Related Service Agreements result in over-booking of particular time slots Representative and Client will attempt to reach a mutually satisfactory resolution of the issue, but in the event resolution cannot be reached, Client Time will have priority.

                          4. PRODUCTION OF ADVERTISING

(a) PERSONNEL/TALENT. Representative agrees to maintain, or make arrangements for, the necessary production personnel and equipment to produce high-quality television commercials and will offer such production services to potential advertisers at reasonable costs. Client will not be responsible for and Representative will be solely responsible for production of said commercials, including without limitation, payment of any talent fees, residuals, and all other costs and fees in connection with the production of such commercials.

(b) QUALITY. Representative represents that all commercials produced or used for the purposes of this Agreement will be of broadcast quality, in good taste and will accord with the requirements contained herein. In no event will any appeals for funds be aired nor will there by an advertising of products or services which are unacceptable under the advertising guidelines of the National Association of Broadcasters which were in effect immediately prior to the time such guidelines ceased to be effective unless agreed to by Client in writing in its sole discretion. Further, any and all commercials will conform to the standards and restrictions of the Programming Services on which they will be cablecast. The standards described above in this paragraph 4(b) will hereinafter be referred to as the "Quality Standards". Client will have a reasonable opportunity, to review all proposed advertising and will have the right to reject any advertising it deems to be objectionable in whole or in part, but Client will not be responsible for the content of any commercials despite the fact that it may have reviewed same and not rejected same or not found same to be objectionable.

                                5. SERVICE MARKS

Client grants to Representative, during the Term, a limited license to utilize any and all service marks of Client which Client uses to promote the Systems and to the extent Client has the right to do so, the service marks of Programming Services in which Advertising Inventory is available (both of which are referred to as the "Marks") in furtherance of Representative's obligations pursuant to this Agreement. Any such use of the Marks will be subject to Client's instructions. Representative agrees to provide Client with examples of any and all materials incorporating use of the Marks prior to such use by Representative. Client will have ten (10) business days subsequent to such notice to either approve or disapprove of such use of the Marks by Representative. Representative acknowledges that Representative will not acquire any proprietary rights in any Marks by reason of this Agreement or otherwise.

        6. REPRESENTATIVE'S AGREEMENTS FOR SALE OF ADVERTISING INVENTORY

Representative agrees that all agreements for the sale of Advertising Inventory will be in writing and will include the following provisions:

(a) it is advertiser's responsibility to provide to Representative all materials necessary for the cablecast of the advertisement a reasonable period of time in advance of the scheduled cablecast;

(b) the advertiser will be fully responsible for the content of all advertising material submitted for the exhibition over the System will provide proof of insurance and will indemnify Client in the event the cablecast of such material violates any law, rule or regulation or infringes the rights of third parties in any way;

(c) that Client is not responsible for any errors or omissions in or of the advertising or for the payment of any fees, expenses or royalties with respect to the advertisements and the materials contained therein; and

(d) that Client will have the right to reject any and all advertising which, in the opinion of Client, does not meet the standards Client has set for advertising over the System, is unlawful or otherwise inappropriate.

(e) Representative is not affiliated with and is not the agent of Client and is not authorized to bind Client. In the event of termination of the Agreement between Representative and Client, the Agreement between Representative and the advertiser will automatically terminate. In such event, Representative will return to advertiser any amounts paid to Representative by advertiser for services not performed by Representative and not directed by Client to be performed by Representative subsequent to the termination of the agreement between Client and Representative.

                                7. DISTRIBUTION

(a) ADVERTISING MATERIALS. Advertisers will be responsible for delivering advertising materials. All materials will be in a format compatible with the Insertion Equipment and such materials will meet Client's Quality Standards as set forth in paragraph 4(b) for material disseminated over the Systems. Representative will be responsible for the proper insertion of all advertising materials on the proper program services and at the scheduled time (including without limitation insertion of all Client Materials). All Advertising Materials will be the property of the Advertiser during the Term and subsequent to the expiration of this Agreement.

(b) SCHEDULING. In the event the Systems do not function so that an advertisement may be disseminated over the Systems at a particular scheduled time, other than by reason of act of omission or commission of an advertiser or an advertiser's agent, Representative or a third party, Client will cooperate with Representative to assure that the particular advertiser may be offered a "make good" of the commercial by Representative during the calendar period ordered by the advertiser, it being understood and agreed that Client will not be liable to Representative or to any customer, or client of Representative or to any advertiser or agency of any advertiser for any failure by Client to provide signals to that commercials may be distributed in the Systems whether because of the breakdown of any System or for any reason except, with respect to Representative, for the gross negligence or willful misconduct of Client.

(c) AFFIDAVITS. Within 15 days after the end of each broadcast month, Representative will supply any and all affidavits to advertisers, certifying the dissemination of advertising.

(d) CHANNEL POSITION. Client reserves the right from time-to-time in its discretion to add Programming Services to or delete Programming Services from the Systems, and to move Programming Services to different channel positions and to tier or re-tier the System's channel line-up. Client will notify Representative of any such changes.

                                   8. PAYMENTS

(a) RATE CARD. Representative will formulate a standard rate card for the Advertising Inventory. Such rate card will be updated and repriced once every six months during the Term. Such updating and re-pricing may be the same as that in effect immediately preceding such updating and re-pricing. Upon execution of this Agreement and upon each updating and re-pricing, Representative will submit the Rate Card to Client for written approval, which approval Client may withhold in its sole discretion. Representatives will not deviate from such Rate Card to Client for written approval, which approval Client may withhold in its safe discretion. Representative agrees it will not reduce the net effective rate of the Advertising Inventory as set forth on the Rate Card in any manner whatsoever. In particular Representative agrees it will not sell or provide so called "bonus" spots or "blind" spots of the Advertising Inventory without Client's prior written approval. The sale of bonus spots occurs when certain spots of Advertising Inventory are sold at the Rate Card Rate and additional or "bonus" spots are given in the purchaser at a reduced cost or at no extra cost. The sale of blind spots occurs when certain spots of Advertising Inventory are sold at the rate Card Rate and additional or 'blind" spots are given to the purchaser at no extra cost and/or without the purchaser's knowledge.

(b) BILLING AND REPORTING. Representative will be responsible for billing all advertisers for all amounts due Representative. With regard to the portion of Gross Revenues representing the amount to be billed to advertisers for purchasing Advertising Inventory, such amount will not be calculated on advertising rates less than those specified on the rate Card unless expressly agreed to by Client in writing. Such billing will be made on a monthly basis and will cover all Gross Revenues for each System during the immediately preceding calendar month. On the 15th day of each month, during the term, Representative will provide Client with an accounting of all Gross Revenues for the immediately preceding calendar month. Such accounting will itemize all amounts billed, advertiser by advertiser, will separate barter from cash sales, and will be certified as to accuracy and completeness by Representative's Chief Financial Officer. At the same time that Representative provides Client with such accounting, Representative will also provide Client with (i) copies of all invoices to advertisers and/or their agencies or representatives during the immediately preceding calendar month, (ii) a written description of the insertion tape for each network for such preceding calendar month as referred to in section 3(c) hereof, (iii) a copy and a summary of each contract entered into by Representative during the immediately preceding calendar month pursuant to section 6 hereof and
    (iv) a summary by time of day and Programming Service of all Client Materials and Client Time utilized by Representative during the immediately preceding calendar month.

(c) CLIENT'S PERCENTAGE. Together with the Reports described above, Representative will remit to Client, in United States Dollars, the following percentages of the aggregate of Gross Revenues ("Client's Percentage").

                                                  CLIENT'S PERCENTAGE OF
            YEAR OF THE TERM                          GROSS REVENUES

                  First                                     28%
                  Second                                    32-1/2%
                  Third                                     37%

    Acceptance of any payment by Client will not be deemed a waiver of any provision of this Agreement.

(d) BARTER. Any and all barter advertising transactions (that is, arrangements pursuant to which an advertiser barters goods or services in exchange for advertising time) will be subject to the prior written approval of Client, which Client may withhold it its sole discretion. The cash/value of the goods and/or services bartered, for the purposes of determining Gross Revenues for a particular time period, will be determined by Client at the time a barter transaction is approved by Client. It is understood that all payments to Client will be in cash and that no payment to Client will be made in the form of bartered merchandise .

(e) FAVORED NATIONS. Representative agrees that the guaranteed dollar value per subscriber as of any point in time paid to Client hereunder, shall not be less than that paid to any other operator of a similar cable television system represented by Representative. For the purposes of this paragraph, a similar cable television system will be a system with approximately the same channel capacity, member of basic subscribers, number of homes per cable mile and average per capita income in the community it serves. For the purposes of this paragraph, the guaranteed dollar value per subscriber is an amount equal to the aggregate value of any guaranteed payment, service or compensation received by such other cable television system operator from Representative divided by the average number of actual advertising inserted basic and tiered subscribers served by such other operator in the cable system represented by Representative. In the event that at any time during the Term, the guaranteed dollar value per subscriber received by any such other cable television system operator from Representative exceeds the guaranteed dollar value per subscriber paid to Client hereunder, then Representative agrees to pay to Client the difference between such amount paid to such other cable television system operator and the amount paid, to Client for the period of time during which such difference is payments exists.

(f) NO RELEASE. No acceptance by Client of any payments will be construed as a release from any claim Client may have for further or additional sums payable pursuant to this Agreement.

(g) EXPENSES. Representative will maintain its own office within each System's operating area and will bear all expenses in connection with the fulfillment of its obligation contained herein, including, without limitation, travel, entertainment and telephone charges. Representative will not incur any debt, obligation or liability of any kind, in the name of, or for, or on account of Client, unless specifically authorized to do so by Client. In connection with the commercials scheduled by Representative for the Advertising Inventory, whether produced by Representative or not, Client will have no responsibility or liability for any services, elements, or products performed or provided by any person, firm or corporation and Client will in no way be responsible or liable for the making of any payments to any person (including, without limitation, any union, guild, actor, director, performer or craftsman), all of which will be paid for by Representative.

                                  9. GUARANTEE

(a) GUARANTEED PAYMENT. Representative guarantees payment to Client of the following amounts which will be the minimum payment to be made to Client for each year of the Term. In the event that in the Second or Third year, such year's Guaranteed Payment to Client is less than ninety percent (90%) of any previous year's actual amount of payment to Client, then ninety percent (90%) of such previous year's actual amount of payment will become the Guaranteed Payment for such Second or Third year.

    YEAR OF THE TERM                        "GUARANTEED PAYMENT"

      First                       $2.40 per subscriber x * of subscribers
      Second                      $3.40 per subscriber x * of subscribers
      Third                       $4.40 per subscriber x * of subscribers

    In the event that the Guaranteed Payment is based upon a subscriber count multiplied by a dollar amount, the subscribers count for any year will be the number of subscribers as of the anniversary of the effective date of this Agreement. This number will include all subscribers who receive service as a result of bulk or commercial subscriber accounts.

(b) FIRST YEAR. During the first year of the Term ("First Year"), Representative shall make monthly payments to Client in accordance with paragraph 8(c). If the payments for the first six months of the First Year do not equal or exceed 50% of the Guaranteed Payment for the First Year, then together with the payment for such six month period of the first year, Representative shall pay Client the difference between 50% of the Guaranteed Payment for the First Year and the aggregate payment for the First Year does not exceed the Guaranteed Payment for such First Year, then on the 30th day immediately succeeding such First Year, Representative shall pay Client such amount which together with 50% of the Guaranteed Payment for such First Year shall be equal to the difference between the Guaranteed Payment for such First Year and the amounts paid to Client for such First Year and the amounts paid to Client for such First Year pursuant to paragraph 8.

(c) SUBSEQUENT YEARS. During the Subsequent Years of the Term (the "Subsequent Years" or individually a "Subsequent Year"), monthly payments shall be made by Representative to Client in accordance with subparagraph 8(b) and if the payments made or any quarter of each such Subsequent Year, do not equal or exceed 25% of the Guaranteed Payment for such year, then together with the payment for the third month of each such quarter, Representative shall pay Client the difference between 25% of the Guaranteed Payment for such year and the aggregate payments made for such quarter (the "Interim Guaranty Payment"). In the event the aggregate payments for each full Subsequent Year do not exceed the Guaranteed payments for each full Subsequent Year do not exceed the Guaranteed Payment for such year, then on the 15th day immediately succeeding each such year Representative shall pay Client such amount which together with any Interim Guaranteed Payments paid for each quarter of Subsequent Year shall equal the difference between the Guaranteed Payment for such Subsequent Year and the amounts paid to Client for such Subsequent Year pursuant to paragraph 8. In the event the Guaranteed Payment for any Subsequent Year exceeds the Payment for such year, no such excess shall be credited to any future year.

                       10. AUDIT AND FINANCIAL STATEMENTS

Representative agrees to maintain complete records and accounts of all transactions in connection with the sale of the Advertising Inventory, which records shall be prepared in accordance with generally accepted accounting principles consistently applied. All such records and accounts shall be maintained at Representative's office (Representative to make copy facilities available without charge) and shall be made available for inspection and copying from time to time by Client or its duly authorized representatives during normal business hours upon reasonable notice for any purposes reasonably related to this Agreement. Representative agrees to submit to Client, annually during the Tern, a financial statement reviewed in accordance with generally accepted auditing standards by a Certified Public Accountant including a separate report detailing Representative's Gross Revenue and Client's Percentage of Gross Revenues.

                             11. INSERTION EQUIPMENT

(a) UPGRADE. At Representative's expenses, Representative will upgrade all of Client's insertion equipment, install all required additional insertion equipment and in the event no such equipment exists at any System, install all required insertion equipment exists at any System, install all required insertion equipment as may be necessary to perform all of Representative's obligations hereunder (all of such equipment will be hereinafter referred to as the "Insertion Equipment"). No less than 50% of such installation and upgrades will be completed within 15 days from the effective date of this Agreement and 100% of the upgrade and installation will be completed within 30 days from the effective date of this Agreement. The Insertion Equipment and the method of its installation must be approved by Client in writing prior to its installation. The Insertion Equipment will be like new, of first class quality and will be the property of Representative. Service and maintenance of the Insertion Equipment and installation, and upgrade costs of new upgraded and additional insertion equipment will be provided by and be Representative's sole obligation at no cost or obligation to Client. In the event of the termination of this Agreement, subsequent to the first twelve months of the term of this Agreement, title to the Insertion Equipment will automatically vest in Client and Client will become the sole owner of such equipment, which will at all times be free of all liens and other encumbrances. At the expiration of the Term, Client may purchase the Insertion Equipment from Representative at the lesser of its depreciated or fair market value. For the purpose of this section 11(a) depreciation shall be calculated on a 5-year straight-line basis.

(b) SAFETY BY-PASS SWITCH. Representative, at its sole cost, will provide a safety by-pass switch that will enable Client's employees to temporarily interrupt operation of the Insertion Equipment if deemed necessary or desirable by Client in its sole discretion. In the event Client in its sole discretion believes it necessary or desirable to use a method other than a safety by-pass switch to interrupt operation of the Insertion Equipment, Client may do so. Client will not be liable for any result of the interruption of the operation of the Insertion

    Equipment, whether by use of the by-pass switch or otherwise.

(c) REPRESENTATIVE'S ACCESS TO HEAD-END. Client agrees to cooperate with Representative to insure that Representative's employees, agents, and contractors will have 24 hour, seven day per week access to the Insertion Equipment at each Systems's head-end. Other than during normal business hours on business days, Client will not be required to have any employee present at the particular System head-end but may merely have an employee or other designee available on call for the purpose of providing access. Any compensation to be made to any such employee or designee for providing such access will be the obligation of Representative. In bringing employees and other personnel on Client's property, Representative will comply and will cause its employees, agents and contractors to comply with applicable requirements of labor unions with which Client has collective bargaining labor agreements. Representative agrees that ir and its agents, contractors and employees will only enter the System's head-end only with the prior approval of the manager or chief technician of the System and in the presence of an authorized employee of Client expressly designated for such purposes. Representative will provide Client with the insertion tapes containing the sold Advertising Inventory and Client agrees to insert such insertion tapes on the Programming Services through use of the Insertion Equipment. Client agrees to perform such insertion on behalf of Representative from time to time at Client's sole discretion. Representative further agrees to indemnify Client for any damage to equipment as set forth in (d) below as a result of any malfunction by such insertion tapes or the Insertion Equipment except in the event that any such damage is due to any gross negligence by Client.

(d) DAMAGE TO EQUIPMENT. Representative hereby acknowledges that Clients head-end include sophisticated and expensive equipment including the Safety By-Pass Switch. Representative will be responsible for and will reimburse Client for any damage to Client, including, without limitation, damage to any of Client's equipment or malfunction of any of Client's equipment or service, including damage by Insertion Equipment interfering with or interrupting Client's normal signal transmission. Such reimbursement by Representative for any such damage will include, without limitation, reimbursement for overtime labor costs and reimbursements for refunds or credits to subscribers given as a result of such interference or interruption. At the end of the Term, all Insertion Equipment will be in good operating condition, normal wear and tear excepted.

(e) Any payments due client with respect to paragraph 11(c) and 11(d) are due within 30 days of invoice. Any payment received by Client later than such date is subject to interest as 1 1/2% per month or the maximum amount allowed by law, whichever is less. Acceptance of any payment by Client shall not be deemed a waiver of any provision of this agreement. In addition, Client may exercise any other available at law.

                       12. REPRESENTATIONS AND WARRANTIES

Representative warrants and represents to Client that,

(a) It has the power and authority to execute and deliver this Agreement and to fulfill Representative's obligations contained herein.

(b) All advertising scheduled by Representative for the Advertising Inventory, whether or not produced by Representative, will comply with all applicable laws, rules and regulations, including, without limitation, those relating to lotteries.

                               13. INDEMNIFICATION

(a) Representative agrees to and does hereby indemnify and hold harmless Client (which will be deemed to include Client, its direct and indirect subsidiaries and affiliates and their representative agents, employees, officers and directors) from and against, and agrees to reimburse Client with respect to, any and all losses, liabilities, costs or expenses, including reasonable attorney's fees and disbursements, and damages of every kind whatsoever (including all claims of third parties) and, incurred by Client by reason of, arising out of, or in connection with:

    (1) The breach or alleged breach by Representative of any warranty or representation contained in this Agreement.

    (2) Representative's performance of or failure to perform its obligations pursuant to this Agreement.

    (3)  The sale or scheduling of advertising by Representative.

    (4) Advertising (and any ideas, creations and literary, musical, dramatic, artistic and intellectual properties contained in any such advertising and commercials) sold by Representative (whether or not created by Representative and/or an advertiser) and cablecast hereunder, a claim that the advertising or any element therein is libelous, slanderous, defamatory, obscene or indecent or which, when transmitted, distributed, exhibited, performed or disseminated by Client pursuant to this Agreement, may or will subject Client, or subjects Client to any liability for violation of any applicable law, rule or regulation, or violate, infringe upon or give rise to any claim with respect to any common law or other right (including, without limitation, any claim under copyright, trade name, trademark, contractual, dramatic, non-dramatic, music, motion picture, artistic, intellectual or literary right or right of privacy or right of publicity rights for services rendered, residual fees, pension and welfare payment, claim for royalties including copyright royalties or other right) of any person, firm or corporation and any advertisement created by Representative on behalf of an advertiser, including, without limitation, a claim for payment for services, elements or products performed or provided by any person, firm or corporation, or for any payments to any person

         (including without limitation, any uniform, guild, actor, director, performer or artist or craftsperson), unless such advertisement was created for Representative by Client or such advertisement was provided by Client through Cable Related Service Agreements for Client Time.

    (5) Client's insertion of the Insertion Tapes on the Programing Services on behalf of Representative pursuant to 11(c) hereof.

(b) Client agrees to and does hereby indemnify and hold harmless Representative (which will be deemed to include Representative, its direct and indirect subsidiaries and affiliates and their respective agents, employees, officers and directors) from and against, and agrees to reimburse Representative with respect to, any and all loss, damage, liability, cost or expense, including reasonable attorney's fees and disbursements, incurred by Representative by reason of, arising out of, or in connection with:

   (1) The breach or alleged breach by Client of any warranty or representation contained in this Agreement.

   (2) Client's performance of or failure to perform its obligations pursuant to this Agreement.

                                  14. INSURANCE

(a) Representative will carry workmen's compensation and employer's liability insurance on all of their respective employees used in the performance of this Agreement, and will each have and maintain a general liability policy insuring operations, products, completed operations, contractual and independent contractors' liability in minimum bodily injury amount of $1,000,000 per occurrence and aggregate, $500,000 property damage per occurrence and aggregate, and automobile liability on all of their respective motor vehicles and equipment (whether all of their respective motor vehicles and equipment (whether owned, hired or non-owned) in minimum amount of $1,000,000 per person and occurrence and $500,000 per occurrence for property damage. Client will be named a primary party insured under Representative's liability policies.

(b) Representative will carry errors and omissions insurance with limits of $1,000,000, and will name Client as a primary insured party thereon.

(c) Representative will carry theft, vandalism, and fire and extended coverage insurance covering the Insertion Equipment in a principal amount equal to the replacement value thereof, which insurance will contain provision pursuant to which the carrier waives its right of subrogation against Client.

(d) All policies to be effected by Representative will be written with carrier(s) authorized to do business in the State of New York, or otherwise approved by Client, and will contain a provision to the effect that same may not be canceled or less than 30 days prior written notice to Client. No later than five business days prior to the commencement of the Term of this insurance certificates as proof of compliance with the requirements set forth above.

                              15. CONFIDENTIALITY

Client possesses and will develop and acquire certain confidential information, including, but not limited to, information concerning cable television operation, Client's policies and procedures, programming, services and advertising. In the performance of this Agreement, Representative may have access to such information. Representative acknowledges that this information constitutes the proprietary property of client and that Representative will not acquire any interest in the information. Representative agrees to maintain absolute confidentiality regarding the confidential information both during and subsequent to the Term, not to reproduce any materials containing confidential information and to implement and maintain all procedures prescribed by Client from time-to-time to prevent disclosure of the confidential information.

                                 16. TERMINATION

(a) CAUSES. Client may terminate this Agreement (i) at any time after Representative fails to make any payment to Client required herein for 10 or more days, or (ii) upon any material breach by Representative of this Agreement, including Representative's failure, in any year of the Term, to generate Gross Revenues sufficient to provide payments to Client in an amount equal to seventy-five percent (75%) of Representative's Guaranteed Payment pursuant to paragraph 8 of this Agreement. Such calculation is to be made irrespective of any guaranteed Payment made, or (iii) with respect to any franchised area within any System, if the corresponding franchise in the System is forfeited, surrendered, terminated or otherwise ceases to be effective and binding upon Client and/or the franchising authority, or (iv) if the system is sold or all of or a controlling interest in the issued and outstanding shares of client are sold or otherwise disposed of.

(b) RESULTS OF TERMINATION. In the event of any termination by Client pursuant to this paragraph 16, (i) Client or any third party may act as Client's representative to sell Advertising Inventory to any and all advertisers,
    (ii) Certain of Representative's obligations, warranties and representations assumed pursuant to this agreement will survive such termination. In particular, Representative agrees to complete any production of advertising, scheduling and delivery of Advertising Inventory and client Materials all as designated by Client. Any such obligations must be completed within the time specified by client which will be no longer than ninety (90) days, (iii) Representative will return all Advertising Materials and Client Materials to Client as directed by Client, (iv) Representative will return to advertisers any payment received by Representative from Advertisers for services not performed by Representative and not directed by Client to be performed by Representative as of the termination of this Agreement, (v) Representative's obligations pursuant to the following paragraphs will survive termination pursuant to this Paragraph 16: Paragraph 9 (b) Billing and Reporting, Paragraph 10 Audit and Financial Statements, Paragraph 11 (d) Damage to Equipment, Paragraph 12 Representations and Warranties, Paragraph 13 Indemnification, Paragraph 14 Insurance and Paragraph 15 Confidentiality.

                                17. MISCELLANEOUS

(a) FORCE MAJEURE. Anything herein to the contrary notwithstanding neither Client nor Representative will be liable for any failure or delay in performance, or for any losses or damages arising therefrom because of an act of God, accident, fire, explosion, strike, labor dispute, war, governmental or judicial action or any other similar cause beyond their control.

(b) BANKRUPTCY. If Representative makes an arrangement for the benefit of creditors, or files a voluntary petition for bankruptcy or insolvency which is not discharged within sixty (60) days after such filing or seeks relief under any bankruptcy or insolvency law, or should a receiver by appointed for any or all of its property, then a default will be deemed to have occurred and Client, at its sole option, may terminate this Agreement immediately.

(c) MODIFICATION. This Agreement will not be amended, changed or modified other than by written instrument, signed by each of the parties hereto.

(d) ASSIGNMENT. This Agreement will not be assigned by Representative without the written consent of Client.

(e) NO WAIVER. No waiver of any breach of, or default under any provision of this Agreement will be deemed a waiver of such provision or of any subsequent breach or default.

(f) SEVERABILITY. If any provisions of this Agreement, as applied to any party or to any circumstances, will be adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision hereof, the application of such provision in any other circumstances, or the validity or enforceability for this Agreement. In such event the parties agree that the court making the determination will have the power to alter such provision, to the extent necessary to make the remainder of the provision enforceable.

(g) NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, directions, statements and certifications and other communications provided for herein will be in writing and will be mailed by certified or registered mail, return receipt requested, or telegraphed, telecopied, or delivered to the applicable party at the address indicated below:

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

        If to Client:

        c/o Century Communications Corp.
        50 Locust Avenue
        New Canaan, CT  06840
        Attention:  Legal Department

        If to Representative:

        Chattanooga Regional Interconnect, Inc.
        5600 Brainerd Drive
        Suite G-30
        Chattanooga, TN  37411
        Attention:  Doug Fisher

    or each party, at such other address as will be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. Except as herein otherwise expressly provided, all such notices, requests, demands, consents, directions, statements, certifications and other communications will, when mailed or telegraphed, respectively, be effective three days after it has been deposited in the mails or one day after it has been delivered to the telegraph company, respectively, addressed as aforesaid; all notices which are delivered will be deemed effective on delivery and all notices which are telecopied will be deemed given when received during normal business hours of the recipient or normal business days of the recipients and if not so received, on the immediately succeeding business day of recipient.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be fully performed therein.

(i) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings, arrangements, representations and agreements relating to the subject matter hereof.

(j) COUNTERPARTS. This Agreement may be signed in one or more counterparts, all of which together will constitute one Agreement.

(k) NON-ASSIGNMENT. The appointment of Representative as a Representative of Client is a personal appointment and may not be transferred, subcontracted or assigned in whole or in part by Representative or by operation of law without the prior express written consent of Client, which Client may grant or withhold in its sole discretion. For purposes hereof, an assignment will include any change in control of Representative or any merger, consolidation, exchanges of shares, transfer of assets or dissolution of Representative.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                      CHATTANOOGA REGIONAL INTERCONNECT, INC.


                                      By /s/ DOUGLAS H. FISHER
                                         ---------------------------------------
                                      Its President
                                         ---------------------------------------

                                      CENTURY ALABAMA CORP.


                                      By /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                      Its Senior Vice President
                                         ---------------------------------------

                                   SCHEDULE A
                                  The "Systems"


                               Fort Payne, Alabama

                                   SCHEDULE B
                             "Programming Services"


                                      ESPN
                                       CNN
                                       TNN
                                       TNT

                                   SCHEDULE C

                               SCHEDULE 1.2(a)(i)

                               PREPAID RECEIVABLES


                                  See Attached

Report: BH                  Billings by Account Executive             Index: BX5

                               Report Date:  05/19/1998              Page No:  2

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
     Account Executive: CAROL BARNES
     Contract Though: 06/30/1999
                            Cable System: Rhea County

     920 ARROWHEAD RESORT & MARINE       500.00        --        --        --
     752 HEARTLAND GRILL                  90.00        --        --        --
     910 TROWELL PLUMBING & SUPPLY           --        --        --        --
    3071 FIRST AMERICAN NATIONAL BANK        --        --        --        --
     895 THE GEM SHOP, INC.                  --        --        --        --
     477 ACE HOME CENTER                     --        --        --        --
     366 LUV HOMES                           --        --        --        --
     820 BOB'S SMALL ENGINES             120.00     35.00        --        --
     864 HI-TECH TIRE & WHEEL            200.00    142.00        --        --
     868 1ST BANK OF RHEA COUNTY         400.00    264.00        --        --
      80 GRANT ADCOX CHEVROLET           350.00    248.50        --        --
     481 RHEACO                          350.00    248.50        --        --
                                        -------   -------   -------   -------

     TOTAL FOR CABLE SYSTEM RHEA             --        --        --        --

                        Cable Systems: [Illegible] County

     910 TROWELL PLUMBING & SUPPLY       180.00    151.20         --        --
      80 GRANT ADCOX CHEVORLET           135.00    105.00         --        --
     TOTAL FOR CABLE SYSTEM SLED         305.00        --         --        --
                                        -------   -------    -------   -------

     TOTAL BILLINGS THROUGH 6/30/1998   4003.00   2861.78         --        --

                                        -------   -------    -------   -------
     TOTAL BILLINGS FOR CGB             4003.00   2861.78         --        --

                         Billings by Account Executive               Index:  BX5

                             Report Date: 05/19/1998               Page No:

Acct No.  Client                Net Contract  Comm Base  Comm Amt  Profit
     Account Executive: AUDREY CLARK
     Contract Though: 06/30/1998
                            Cable System: Rainsville

     916 WILKS TIRE & BATTERY             300.00       --         --        --
     860 BRANTLEY'S                       100.00       --         --        --
     303 WESTERN SIZZLIN FORT PAYNE       300.00   130.00         --        --
     912 DIXIE SALVAGE                     50.00    32.50         --        --
    9075 COMM SOUTH                           --       --         --        --
     772 ALFA INSURANCE /DANNY BRIGHT     100.00       --         --        --
     771 ALFA INSURANCE/JOHN QUINN        100.00       --         --        --
                                         -------  -------    -------   -------
     TOTAL FOR CABLE SYSTEM RAIN         1040.40       --         --        --

                           Cable System: Marion County

     912 DIXIE SALVAGE                   320.00        --         --        --
     902 CASE TRUE VALUE                 320.00        --         --        --
     133 SOUTHERN WHOLESALE CARPETS      400.00        --         --        --
     472 PARKER'S INC                        --        --         --        --
     560 GROSS FURNITURE                     --        --         --        --
     520 THE BANK OF DADE                250.00        --         --        --
     521 TOMMY WOOTEN'S                  150.00        --         --        --
                                        -------   -------    -------   -------
     Total for Cable System MAR              --        --         --        --

                            Cable System: Fort Payne

     916 WILKS TIRE & BATTERY            400.00    252.00      52.40    201.62
     860 BRANTLEY'S                      150.00     94.50         --     75.60
     309 WESTERN SIZZLIN FORT PAYNE      600.00    376.50         --    302.40
     912 DIXIE SALVAGE                    75.00     42.25         --     37.32
     821 SANSOM'S WHOLE CARPET           300.00    189.00         --    151.22
    9077 ATLANTA DISTRICT FORD/TRUCK     357.00    224.91         --    179.93
    9076 ATLANTA DISTRICT FORD/CAR           --    224.91         --    179.93
    9075 COMM SOUTH                      449.82    383.39         --        --
     588 TREASURE BOX COLLECTABLES       300.00    189.00         --        --
     772 ALFA INSURANCE/DANNY BRIGHT     200.00        --         --        --
     771 ALFA INSURANCE/JOHN QUINN       200.00        --         --        --
                                        -------   -------    -------   -------
     Total For Cable Systems  illegible      --        --         --        --

                         Cable System: Chattooga County

     470 STANSELL FURNITURE              800.00    568.00         --        --
                                        -------   -------    -------   -------
     Total for Cable System CHAT         800.00        --         --        --
                                        -------   -------    -------   -------
     Total Billings Though 06/30/1998        --        --         --        --
                                        -------   -------    -------   -------
     Total Billings for AJC                  --        --         --        --
     Report Totals                     45425.38  14159.78         --        --

Report : BH               Billings by Account Executive              Index:  BX5

                             Report Date: 05/19/1998               Page No:    1

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
    Account Executive: ROSA WAYNE
    Contract Though: 06/30/1998
                         Cable System: Sequatchie County

    917 SISSY'S PORTRAITS                 75.00     63.00      12.60     50.40
    908 THE BOW SHOP                     150.00    126.00      25.20    100.80
    143 TREVA'S CARPET & FURNITURE       200.00    168.00      33.60    134.40
    578 PARTS PLUS                       275.00    231.00      46.20    184.40
    883 BROWN PETROLEUM                    0.00      0.00       0.00      0.00
     16 BURNETTES FINE JEWELRY           261.25    220.00      44.00    176.25
    747 Dunlap Auto Parts                250.00    210.00      42.00    168.00
    569 VALLEY HOMES                     200.00    165.00      42.00    126.00
    770 CENTURY 21 PROFESSIONAL GROUP    350.00    294.00      58.80    235.20
    100 Moss Motors                      300.00    252.00      58.40    201.60
     95 THE LITTLE STORE                 400.00    336.00      67.20    268.80
                                        -------   -------    -------   -------
    Total for Cable System SEQ          2461.25   2068.00     422.00   1646.25

                            Cable System : Reinsville

    908 THE BOW SHOP                     150.00     97.50      19.50     80.00
                                        -------   -------    -------   -------
    Total for Cable System RAIN          150.00     97.50      19.50     80.00


                           Cable System: Marion County

    919 VALLEY RESALE                    300.00    213.00      42.50    170.40
    917 SISSY'S PORTRAITS                100.00     71.00      14.20     56.80
    914 THE RACING OUTLET                300.00    213.00      42.60    170.40
    453 AG CREDIT                        300.00    213.00      42.60    170.40
    899 CASTLE'S OUTDOOR CENTER          300.00    213.00      42.60    170.40
     27 Conley Smith Chevrolet           400.00    284.00      56.80    227.20
    882 BUBBA'S PIZZA                    300.00    213.00      42.60    170.40
    908 THE BOW SHOP                     350.00    248.50      49.70    198.80
    347 REED'S POOL                      700.00    497.00      99.40    397.60
    345 MARION FARMERS CO-OP             300.00    213.00      42.60    170.40
    890 VINSON'S REPAIR INC.             400.00    284.00      56.00    228.00
    741 THE SHOE TREE                    500.00    355.00      71.00    284.00
    884 SEQUATCHIE VALLEY GARDEN CTR.    300.00    213.00      42.60    170.40
     14 BOAGART'S FURNITURE              300.00    213.00      42.60    170.40
    883 BROWN PETROLEUM                  400.00      0.00       0.00      0.00
    506 Citizen State Bank               800.00    568.00     113.60    454.40
    800 HALL JEWELERS                   1200.00    852.00     170.40    681.60
     27 Conley Smith Chevrolet           500.00    355.00      71.00    284.00
    876 HEART REALTY                     500.00    355.00      71.00    284.00
    148 Vinson Vision Center             700.00    497.00      99.40    397.60
     48 Marion Trust & Banking           500.00    355.00      71.00    284.00
     49 Marion Lumber Co.                950.00    674.50     134.90    539.60
    100 Moss Motors                      500.00    355.00      71.00    284.00
    425 Barnes Tire & Service           1000.00    710.00     142.00    568.00
    742 NORTH JACKSON BANK               400.00    284.00      56.80    227.20
     38 Gentry Chevrolet                1000.00    710.00     142.00    568.00
    788 WHITWELL PHILIPS 66              550.00    390.50      78.10    312.40
                                        -------   -------    -------   -------
    Total for Cable Systems MARI       13450.00   9549.50    1909.10   7640.40

                          Cable System: Jackson County

Report : BH               Billings by Account Executive              Index:  BX5
                             Report Date:  05/19/1998              Page No:

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
    Account Executive: ROSA WAYNE
    Contract Though: 06/30/1998
                          Cable System: Jackson County

    741 THE SHOE TREE                    200.00     20.00       4.00     16.00
                                        -------   -------    -------   -------
    Total for Cable System JACK          200.00     20.00       4.00     16.00

                            Cable System: Fort Payne

     27 Conley Smith Chevrolet           250.00    157.50      31.50    126.00
                                        -------   -------    --------  -------
    Total for Cable System FTF           250.00    157.50      31.50    126.00

                          Cable System: Bledsoe County

    809 VALLEY APPLIANCE CTR             100.00     84.00      21.00     63.00
     15 BURNETTES FINE JEWELRY           190.00    160.00      40.00    100.00
    440 SELL'S BUILDING SUPPLY           200.00    168.00      42.00        --
    569 VALLEY HOMES                     200.00    168.00      42.00        --
    823 TIRES PLUS                       200.00    168.00      42.00    126.00
    877 JR'S MARKET & DELI               200.00    168.00         --        --
    570 CHRISTIAN BOOKS AND MORE         200.00    168.00      42.00        --
                                        -------   -------    -------   -------
    Total for Cable Systems SLED        1290.00   1064.00         --        --
                                       --------  --------    -------   -------
    Total Billings Through 6/30/1998   17601.25  12976.50    2657.10        --
                                       --------  --------    -------   -------
    Total Billings for RWW             17601.25  12976.50    2657.10        --

Report : BH                 Billings by Account Executive             Index: BX5

                               Report Date:  05/19/1998             Page No:

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
    Account Executive:  HOUSE ACCOUNT
    Contract Though:      06/30/1998
                         Cable System: Sequatchie County

    9043 SUPER CHEVY DEALERS                 --        --         --        --
    9028 Chattanooga Ford                    --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System SEQ               --        --         --        --

                           Cable System:  Ringold

    9043 SUPER CHEVY DEALERS                 --        --         --        --
    9045 GEORGIA LOTTERY                     --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System RING              --        --         --        --

                            Cable System: Rhea County
    9043 SUPER CHEVY DEALERS                 --        --         --        --
    9028 Chattanooga Ford                    --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System RHEA              --        --         --        --

                           Cable System: Murray County
    9043 SUPER CHEVY DEALERS                 --        --         --        --
    9045 GEORGIA LOTTERY                     --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System MUR               --        --         --        --

                           Cable System: Marion County

    9043 SUPER CHEVY DEALERS                 --        --         --        --
    9028 Chattanooga Ford                    --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System MAR1              --        --         --        --

                            Cable System: Fort Payne

    9081 NATIONWIDE INSURANCE                --        --         --        --
    9073 YOUR LOCAL CHEVY DEALER             --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System FTP               --        --         --        --
                                        -------  --------    -------   -------
    Total Billing Through 06/30/1998         --        --         --        --
                                        -------  --------    -------   -------
    Total Billings for HSE                   --        --         --        --

Report : BH                 Billings by Account Executive            Index:  BX5

                                 Report Date:  05/19/1998           Page No:

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
    Account Executive:  DIANA WARD
    Contract Though:      06/30/1998
                         Cable System: Whitfield County

   9057 COHUTTA BANKING CC                   --        --         --        --
   9072 DALE BUCHANAN                        --        --         --        --
                                        -------  --------    -------   -------
    Total For Cable System WHIT              --        --         --        --

                             Cable System: Ringgold
   9014 ADVANCE AUTO PARTS                   --        --         --        --
    316 BABB CORPORATION                     --        --         --        --
    316 BABB CORPORATION                     --        --         --        --
                                        -------    ------    -------   -------
    Total For Cable System RING              --        --         --        --

                            Cable System: Rainsville
    364 BLUE CROSS OF AL                     --        --         --        --
                                        -------   -------    -------   -------
    Total for Cable System RAIN              --        --         --        --

                           Cable System: Murray County

    915 FUTURE HOMES OF GA                   --        --         --        --
   9057 COHUTTA BANKING CC                   --        --         --        --
    316 BABB CORPORATION                     --        --         --        --
    880 411 LIQUIDATORS                      --        --         --        --
                                        -------   -------    -------   -------
    Total For Cable System MUR               --        --         --        --

                           Cable System: Marion County

   9009 CITIZENS STATE BANK                  --        --         --        --
   9082 COLUMBIA/HCA                         --        --         --        --
   9060 HYUNDAI DEALER ASSOCIATION           --        --         --        --
                                        -------   -------    -------   -------
    Total For Cable System MAR1              --        --         --        --

                            Cable System: Fort Payne

   9014 ADVANCE AUTO PARTS                   --        --         --        --
                                        -------   -------    -------   -------
    Total For Cable System FTP               --        --         --        --

                         Cable System: Chattooga County

    737 FLOYD MEDICAL CENTER                 --        --         --        --
                                        -------   -------    -------   -------
    Total For Cable System CHAT          --        --         --        --

                          Cable System: Bradley County

    316 BABB CORPORATION                     --        --         --        --
                                        -------   -------    -------   -------
    Total For Cable System Brad              --        --         --        --

Report : BH                 Billings by Account Executive            Index:

                              Report Date:  05/19/1998            Page No:

Acct No.  Client                Net Contract  Comm Bse   Comm Amt   Profit
    Account Executive:  DIANA WARD
    Contract Though:      06/30/1998
                          Cable System: Bradley County

    Total Billings Through 06/30/1998        --        --         --        --
                                        -------   -------    -------   -------
    Total Billing for DBW                    --        --         --        --

                               SCHEDULE 1.2(a)(ii)


                                PROMISSORY NOTE



See Attached.

                                 PROMISSORY NOTE

U.S. $300,000.00                                                  MAY 29, 1998


         FOR VALUE RECEIVED, the undersigned. AVALON-BORDEN COMPANIES, INC., a Delaware Corporation, or it successors or assigns (hereinafter referred to as "Maker"), promises to pay to the order of CHATTANOOGA REGIONAL INTERCONNECT, INC., a Tennessee corporation, or its heirs and assigns (hereinafter referred to as "Holder"), in lawful money of the United States of America, the principal sum of THREE HUNDRED THOUSAND AND No/100 DOLLARS ($300,000.00) together with simple interest on the principal balance from time to time outstanding during the term of this Promissory Note (hereinafter referred to as the "Note"), from the date hereof, at the rate hereinafter set forth, the principal and interest being payable as hereinafter set forth.


         The interest shall accrue on the outstanding principal balance at the rate of The Bank of New York's prime rate of interest as in effect on May 29, 1998 plus two percent (2%) per annum. The principal and accrued interest shall be payable quarterly beginning on September 1, 1998, with the final payment due on or before September 1, 2000. However, Maker may prepay this Note at any time without penalty or premium.


         This Note and all provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed a consent to any assignment or conveyance that is restricted or prohibited by the terms of this Note. This Note may not be changed, modified or terminated except by a written instrument executed by the Holder hereof.


         All notices to Maker hereunder shall be deemed to have been sufficiently given or served for all purposes when delivered to 777 South Lawrence Street, Suite 100, Montgomery, Alabama 36104, or sent by United States mail, postage prepaid, to Maker at such address as given herein, or at such other address of which Maker shall have notified the party giving such notice in writing. All notices to Holder hereunder shall be deemed to have been sufficiently given or served when delivered to Holder's address or sent by United States mail, postage prepaid, to Holder at 5959 Shallowford Road, Suite 309, Chattanooga, Tennessee 37421, or such other address of which Holder shall have notified Maker.


         If any provision of this Note shall be determined to be invalid or unenforceable, such determination shall not affect any other provision of this Note, and such provision shall be considered deleted here from to the extent necessary to render this Note enforceable. The Maker, for itself, its successors and assigns, hereby waives presentment, protest and demand, notice of presentment, demand, dishonor and non-payment of this Note.


         IN WITNESS WHEREOF, Maker, through its duly authorized officers, has signed, sealed and delivered this Note on the date first written above.


                                        MAKER:


                                        AVALON-BORDEN COMPANIES, INC.


                                        By: /s/ WALTER R. SIMS
                                           --------------------------------
                                            Walter R. Sims
                                            Exec. V.P.

                                    GUARANTY


         For value received, I Das A. Borden, of 404 Avalon Avenue, Suite 400, Muscle Shoals, Alabama 35661 (hereinafter "Guarantor"), absolutely guarantee payment to Chattanooga Regional Interconnect, Inc., a Tennessee corporation (hereinafter "Obligee"), in accordance with the terms of the Promissory Note dated May 29, 1998, in the principal amount of Three Hundred Thousand Dollars ($300,000.00), executed by Avalon-Borden Companies, Inc. (hereinafter "Obligor"), of 777 South Lawrence Street, Suite 100, Montgomery, Alabama 36104.


         Obligee shall have the privilege of granting such renewals and extensions as Obligee may deem proper. This Guaranty is in addition to such other security as Obligee now or hereafter may have. Obligee may surrender or release all or any portion of this Guaranty. Guarantor acknowledges that this Guaranty is in effect and binding on Guarantor without reference to whether it is signed by any other person or persons.


         Liability of Guarantor under this Guaranty shall not be affected or be impaired by the existence, from time to time, of an indebtedness or liability of principal Obligor to Obligee in excess of the amount of this Guaranty.


         Dated: May 29, 1998


                                                /s/ DAS A. BORDEN
                                                -------------------------
                                                Das A. Borden

                                SCHEDULE 1.2(b)


                         LISTING OF ASSUMED LIABILITIES



None

                                SCHEDULE 1.2(c)


                          ALLOCATION OF PURCHASE PRICE



         The total purchase price of Six Hundred Thousand Dollars (S600,000) shall be allocated as follows:


         1) $125.000 allocated to Seller's tangible personal property and other assets used in connection with the Seller's Business; and


         2)       $475,000 allocated to Seller's goodwill and going concern.

                                SCHEDULE 1.4(a)


             LIST OF SELLER'S EMPLOYEES TO BE RETAINED BY PURCHASER


                  See Attached

Employee          Hire Date       Salary         Position


1 Rosa W. Wayne     8/91              -            Sales
  ###-##-####                         +                           Health-inc.
  100.00/month Gas                20% Comm.                       Dental - inc.
  Cell Phone Paid                  except                         Life - inc.
  D.O.B. 9/9/55                   25% COMM.
                               - Bledsoe


2 Audrey Clark      9/96          22,000.00        Sales          Health - inc.
  ###-##-####                     20% comm.                       Dental - fam.
  100.00/mo Gas                     Draw                          Life - inc.
  30.00/mo cell phone
  D.O.B.  8/27/54


3 Carol Barnes      1/1995         18,000.00/yr.
  ###-##-####                           +          Sales
  100.00/mo. Gas                    20% Comm.
  D.O.B. 5/8/49


4 Diana B. Ward     10/96          Straight        Sales      Health - inc.
  ###-##-####                      20% comm.
  100.00/mo. Gas
  D.O.B. 9/23/57


  John B. Johnson    5/93          24,000/00 yr.       Health - inc.
  ###-##-####                                          Production/Traffic
  D.O.B. 2/3/58                                        Dental-inc.


 Troy D. Sniff      10/95         21,000.00/yr.        Production
 ###-##-####                                           Health - inc.
 D.O.B. 9/29/64                                        Dental - inc.
                                                       Life - inc.

                             SCHEDULE 1.5(b)(viii)


                         IRREVOCABLE POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that CHATTANOOGA REGIONAL INTERCONNECT, INC., a Tennessee corporation ("Seller"), in connection with the execution and delivery of that certain Asset Purchase Agreement dated as of May 29, 1998 (the "Purchase Agreement"), executed by and among Seller and AVALON-BORDEN COMPANY, INC., a Delaware corporation ("Purchaser"), hereby appoints Purchaser as Seller's true and lawful attorney, with full power of substitution, irrevocably, in the name of Purchaser or in the name of Seller, but on behalf of and for the benefit of Purchaser, for the following purposes:


         1. To collect all Accounts Receivable (as such term is defined in the Purchase Agreement) of Seller arising out of the sale of goods and services by Seller arising or created prior to the close of business on the date hereof, and other items which Seller has conveyed, sold, transferred and assigned to Purchaser;


         2. To institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the properties and assets conveyed, sold, transferred and assigned by Seller to Purchaser;


         3. To defend and compromise any and all actions, suits or proceedings in respect of any of the properties and assets conveyed, transferred, and assigned by Seller to Purchaser; and


         4. To do such other acts and things in order to effect the intention of the parties in accordance with the Purchase Agreement as Purchaser shall deem reasonably advisable.


         5. To retain for Purchaser's own account any amounts collected pursuant to the foregoing powers, including any sums payable as interest in respect thereof, and Seller will, from time to time, pay to Purchaser, when received, any amounts that shall be received by Seller in respect of any receivables or other assets or properties intended to be sold to Purchaser under the Bill of Sale or the Purchase Agreement.


         This Power of Attorney is a special power of attorney, given for consideration and coupled with an interest, shall be irrevocable and shall survive the dissolution, insolvency and incapacity of Seller.


         IN WITNESS WHEREOF, Seller has executed this instrument as of May 29, 1998.


                                        CHATTANOOGA REGIONAL
                                        INTERCONNECT, INC.
                                        a Tennessee corporation



                                        By: /s/ DOUGLAS H. FISHER
                                           ------------------------------------
                                           DOUGLAS H. FISHER
                                           Its President

STATE OF TENNESSEE


HAMILTON COUNTY


         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Douglas H. Fisher, whose name as President of Chattanooga Regional Interconnect. Inc., a Tennessee corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said association.


         GIVEN under my hand and seal, this 29th day of May, 1998.


(NOTARIAL SEAL)
                                          /s/ [ILLEGIBLE]
                                             --------------------------------
                                             Notary Public

                                          My Commission Expires:  4/23/2000

                              SCHEDULE 1.5(b)(ix)


                               CLIENT/VENDOR LIST



See Atttached.

                               SCHEDULE 1.5(b)(x)

                           NATIONAL CABLE CORPORATION

                              CONTRACT TERMINATION

See Attached

(Logo omitted)

                                                                  May 27, 1998
                                                         Via Fax: 617-247-1692




Mr. Robert H. Warner, Jr.
Director of Affiliate Relations
National Cable Communications
137 Newbury Street

Boston, MA 02116

Dear Bob,

         Per our telephone conversations, I am writing to confirm our agreement that NCC has agreed to allow Chattanooga Regional Interconnect to continue with our present contract with NCC for this specified term, with the exception that should our business be acquired by any other entity, the purchaser would have the right to negotiate their own contract and would not be bound by ours.

         In other words, NCC agrees to modify Paragraph 6 of the National Cable Communications representation agreement by and between NCC and CRI (the "Contract") so that the Contract shall not be binding on CRI's successors.

         If this represents the terms of our verbal agreement, would you please countersign this letter and return it to me by facsimile (423-490-3490) and Federal Express today.

         Bob, I feel certain that this issue will be behind us by Friday, May 29th, one way or the other. I can't tell you how much I appreciate your cooperation in this matter.

         Many Thanks....



/s/ DOUGLAS H. FISHER
----------------------------
Douglas H. Fisher
President, CRI, Inc.

/s/ ROBERT H. WARNER JR.
------------------------
Robert H. Warner Jr.
National Cable Communications


                         5959s Shallowford Rd. Ste 4093
                             Chattanooga, TN 37421
                         423-485-5554 Fax 423-485-8715

                                  SCHEDULE 1.7

                            ASSIGNMENTS AND CONSENTS

         1. Helicon Waiver & Assignment.

         2. Bledsoe Waiver & Assignment.

         3. Falcon Assignments.

                              CONSENT TO ASSIGNMENT

         WHEREAS, Falcon First, Inc. ("Falcon") and Chattanooga Regional Interconnect ("CRI") are parties to two (2) Advertising Sales Agreements dated October 26, 1995 ("Agreements"); and

         WHEREAS, in connection with the transfer by CRI of certain of its assets to The Avalon-Borden Company Inc. ("Avalon") ("Transaction"), CRI intends to assign its right, title and interest in and to the Agreement to Avalon;

         NOW, THEREFORE, in consideration of the promises contained herein, the parties hereto agree as follows:

1. Falcon hereby consents to CRI's assignment to Avalon of all of its right, title and interest in the Agreements, effective on the date of closing the transaction.

2. Avalon agrees that upon such assignment, Avalon will assume all obligations of CRI under the Agreements, and be bound by all terms and conditions thereof, from and after closing.

3. CRI will remain responsible for all obligations under this Agreements until closing of the Transaction, but will be released and discharged from its obligations under the Agreements which accrue from and after the date of the closing of the Transaction.

4. Upon closing of the Transaction, Avalon will notify Falcon in writing that the assignments and assumption contemplated herein has taken place.

Dated:   May 29, 1998.

ACCEPTED AND AGREED:                        CONSENT TO THIS ASSIGNMENT
                                            HEREBY GIVEN:

Chattanooga Regional Interconnect           Falcon First, Inc.

By: /s/ Douglas H. Fisher                   By: /s/ (illegible)
    -----------------------------               -----------------------------
Title:  President                           Title:  Vice President, Ad Sales
       --------------------------                 ---------------------------

Avalon Borden Company, Inc.

By:    /s/ Walter Sims
       --------------------------
Title:   Exec. V.P.
       --------------------------

                               HELICON COPORATION
                               638 PALISADE AVENUE
                          ENGLEWOOD CLIFFS, NEW JERSEY


June 16, 1997

Mr. Douglas H. Fisher
President, CRI, Inc.
5959 Shallowford Road, Suite 309
Chattanooga, TN 37421

Dear Doug:

The following should serve as legal notice that Helicon Corporation waives its right to the purchase of Chattanooga Regional Interconnect, In. as those rights pertain to the contract between Helicon and CRI, particularly article 8, page 3.

Further note should be taken that Global Interconnect; Inc, may be assigned under the same conditions and provisions, as was CRI, Inc. in its contract dated August 1, 1996.

Sincerely,


/s/ David Baum
----------------------------
David Baum
Helicon Corporation
Vice President of Operations

BLEDSOE  [LOGO OMITTED]
    TELEPHONE
COOPERATIVE INC.

P.O. Box 609
203 Cumberland Avenue
Pikeville, Tennessee 37367

                                  May 29, 1998

Mr. Douglas H. Fisher
President, CRI, Inc.
5959 Shallowford Road, Suite 309
Chattanooga, Tennessee 37421

Dear Mr. Fisher:

         The following should serve as legal notice that Bledsoe Telephone Cooperative Corporation waives its right to the purchase of Chattanooga Regional Interconnect, Inc. as those rights pertain to the contract between Bledsoe Telephone Cooperative Corporation and CRI, particularly article 8, page 3.

         Further note should be taken that Global Interconnect, Inc. may be assigned under the same conditions and provisions as was CRI, Inc. in its contract dated May 15, 1997.

                                                Sincerely,



                                                /s/ Gregory L. Anderson/RS
                                                ---------------------------
                                                Gregory L. Anderson
                                                General Manager

rfs
c: file

A Full Service
Telecommunications Company

Since 1953

CATV

Cellular
Paging

DBS
Satellite

                                  SCHEUDLE 2.3

                                  BALANCE SHEET

See Attached

                                  BALANCE SHEET

                                      AS OF

                                     5/1/98

LIABILITIES

Accts. Payable                      50,985.37

Note payable GMAC                    8,071.70
                                   ----------
    Lumina

                                    59,057.07

ASSETS

Accts. Receivable                  114,301.10

Operator Fee - Deposit              10,000.00
     Helicon

                                  SCHEDULE 2.4

                              FINANCIAL INFORMATION

                           (TO BE PROVIDED BY SELLER)

See Profit & Loss Statement Attached.

                                       CRI
                             STATEMENT OF OPERATIONS
                      FOR CHATANOOGA REGIONAL INTERCONNECT
                     FOR THE 4 PERIODS ENDED APRIL 30, 1998

                                    ---------- PERIOD TO DATE ---------    ----------- YEAR TO DATE -----------
                                      ACTUAL     PRIOR YEAR    VARIANCE      ACTUAL     PRIOR YEAR     VARIANCE
                                    ----------   ----------   ---------    ----------   ----------    ---------
REVENUE:
SALES REVENUE - CABLE               560,434.95    50,522.19    9,912.76    219,513.70   185,061.04    33,492.66
SALES REVENUE-CABLE PRODUCTION        2,650.00          .00    2,650.00     13,675.00          .00    13,675.00
MISC. SALES REVENUE - CABLE              20.00          .00       20.00         20.00       269.84      (249.84)
                                    ----------    ---------   ---------    ----------   ----------    ---------
TOTAL REVENUE                        63,104.95    50,522.19   12,582.76    232,208.70   185,330.88    46,877.82
                                    ----------    ---------   ---------    ----------   ----------    ---------
    GROSS PROFIT                     63,104.95    50,522.19   12,582.76    232,208.70   185,330.88    44,877.82

EXPENSES:

DIRECT COST
SALES DISCOUNTS - CABLE                    .00          .00         .00           .00     3,039.27    (3,039.27)
COMMISSIONS - CABLE                        .00          .00         .00        210.92     1,345.42    (1,134.50)
                                    ----------    ---------   ---------    ----------   ----------    ---------
TOTAL DIRECT COST                          .00          .00         .00        210.92     4,384.69    (4,173.77)

COST OF SALES
OPERATOR FEES - CABLE                16,855.75    12,612.00    4,243.75     61,086.05    53,911.43     7,174.62
SALARIES & WAGES - CABLE              8,035.14     3,972.32    4,062.82     37,461.41    20,689.58    16,771.83
PAYROLL TAX EXPENSE - CABLE           1,261.81       802.81      459.00      5,964.02     3,409.42     2,554.60
SALES COMMISSIONS - CABLE             7,461.74     5,698.52    1,763.22     30,175.42    22,919.66     7,255.76
PLACEMENT COST - CABLE                2,306.30     4,789.86   (2,483.58)    10,115.92    21,155.11   (11,039.19)
PRINT & OTHER COSTS - CABLE              55.00          .00       55.00      1,364.13       158.08     1,206.05
                                    ----------    ---------   ---------    ----------   ----------    ---------
TOTAL COST OF SALES                  35,975.74    27,875.53    8,100.21    146,166.95   122,243.28    23,923.67

OPERATING EXPENSES
ADVERTISING EXPENSE - CABLE           3,060.00        50.00    3,010.00      3,060.00        50.00     3,010.00
AUTOMOBILE EXPENSE - CABLE                 .00          .00         .00        519.42        57.86       461.56
BAD DEBT EXPENSE - CABLE               (454.20)         .00     (454.20)       469.80          .00       469.80
DUES & SUBSCRIPTIONS - CABLE            100.00          .00      100.00        240.00       122.00       118.00
POSTAGE & FREIGHT - CABLE               318.63          .00      318.63        783.84       769.50        14.36
GROUP HEALTH INSURANCE - CABLE          961.67          .00      961.67      3,920.06          .00     3,920.06
401 K PLAN EXPENSE CABLE                166.78          .00      166.78        718.91          .00       718.91
MISCELLANEOUS EXPENSE - CABLE              .00          .00         .00           .00      (284.90)      284.90
OFFICE EXPENSE - CABLE                  472.97          .00      472.97        992.52       206.67       785.85
RENT EXPENSE - CABLE                  1,689.51          .00    1,689.51      3,466.55          .00     3,466.50
REPAIRS & MAINTENANCE - CABLE              .00        80.00      (80.00)     1,112.31       161.65       950.66
TELEPHONE EXPENSE - CABLE               874.93     1,078.67     (203.74)     3,886.17     7,029.70    (3,143.53)
TRAVEL EXPENSE - CABLE                  169.63       247.75      (78.12)       495.57       586.48       (90.91)
UTILITIES/CABLE                         305.45          .00      305.45        474.15          .00       474.15
CELLULAR PHONE EXPENSE - CABLE             .00       125.64     (125.64)          .00       125.64      (125.64)
PAGERS-CABLE                             84.23          .00       84.23        245.03          .00       245.03
JANITORIAL/CABLE                        137.50          .00      137.50        137.50          .00       137.50
                                    ----------    ---------   ---------    ----------   ----------    ---------
TOTAL OPERATING EXPENSES              7,687.10     1,582.06    6,305.04     20,521.85     8,824.60    11,697.25
                                    ----------    ---------   ---------    ----------   ----------    ---------

    TOTAL EXPENSES                   43,862.84    29,457.59   14,405.25    166,899.72   135,452.57    31,447.15
                                    ----------    ---------   ---------    ----------   ----------    ---------

    NET INCOME FROM OPERATIONS       19,242.11    21,064.60   (1,822.49)    65,308.98    49,878.31    15,430.67

                                       CRI
                             STATEMENT OF OPERATIONS
                      FOR CHATANOOGA REGIONAL INTERCONNECT
                     FOR THE 4 PERIODS ENDED APRIL 30, 1998

                                    ---------- PERIOD TO DATE ---------    ----------- YEAR TO DATE -----------
                                      ACTUAL     PRIOR YEAR    VARIANCE      ACTUAL     PRIOR YEAR     VARIANCE
                                    ----------   ----------   ---------    ----------   ----------    ---------
OTHER INCOME AND EXPENSE:

DEPRECIATION EXPENSE - CABLE         (3,022.75)   (3,022.75)        .00    (12,091.00)  (12,091.00)         .00
                                    ----------    ---------   ---------    ----------   ----------    ---------
TOTAL OTHER INCOME AND EXPENSE       (3,022.75)   (3,022.75)        .00    (12,091.00)  (12,091.00)         .00
                                    ----------    ---------   ---------    ----------   ----------    ---------
    EARNINGS BEFORE INCOME TAX       16,219.36    18,041.85   (1,822.49)    53,217.98    37,787.31    15,430.67
                                    ----------    ---------   ---------    ----------   ----------    ---------
    NET INCOME (LOSS)                16,219.36    18,041.85   (1,822.49)    53,217.98    37,787.31    15,430.67
                                    ==========    =========   =========    ==========   ==========    =========

                                  SCHEDULE 2.7

                               LOCATION OF ASSETS


           See Attached.

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 1

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Commercial Property
Section

                                                     Named Insured(s)

                                                     Chattanooga Regional Interconnect, Inc.

                                                     Chattanooga Regional Interconnect, Inc.

SPECIFIED LIMITS                                     Location 0001   5959 Shallowford Road
Office                                                               Suite 309
                                                                     Chattanooga, TN 37421

                                                                     Bldg 0001   Office

                                       200,000       80% Coinsurance
                                                     Replacement Cost
                                                     Special Cause of Loss
                                                     Deductible $500 Per Occurrence

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 2

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Crime Simplified
Section

Coverages:
Money & Securities - Inside            10,000
                                                     Special Cause of Loss
                                                     Deductible $250 Per Occurrence

Money & Securities - Outside           10,000        Special Cause of Loss
                                                     Deductible $250 Per Occurrence

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions.

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 3

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Bloc Data Processing
Section

Coverages:
Hardware                               10,200
                                                     Replacement Cost
                                                     Special Cause of Loss
                                                     Hwy 37 South Summerville GA

Hardware                               10,200
                                                     Replacement Cost
                                                     Special Cause of Loss
                                                     203 Cumberland, Pikeville TN

Hardware                               10,200
                                                     617 Gault Ave N. Ft. Fayne, AL

Hardware                               10,200        3958 County Road #47, Rainsville AL

Hardware                               10,200        7333 Hwy  41 Jasper TN

Hardware                               10,200        1347 Crestview Dr. Ringgold GA

Hardware                               10,200        927 S. Alt 52 Chatsworth GA

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions.

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 4

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Bloc Data Processing

Section                         (Continued)


Hardware                               10,200
                                                     118 Cherry Street Dunlap TN

Hardware                               10,200
                                                     450 Clearview Dr. Dayton TN

Hardware Coverage                     374,740
                                                     Replacement Cost
                                                     Special Cause of Loss
                                                     5959 Shallowford Road, Ste 309

Software Coverage                      50,000
                                                     Replacement Cost
                                                     Special Cause of Loss
                                                     5959 Shallowford Road, Ste 309

(ineligible)                           20,000
                                                     5959 Shallowford Road, Ste 309

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions.

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 5

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Commercial Liability Simp
(illegible)

Occurrence Policy

Commercial General Liability
General Aggregate                    2,000,000
Products & Completed
    Operations Aggregate             2,000,000
Each Occurrence                      1,000,000
Fire Damage                             50,000       Any One Fire
Medical Expenses                         5,000       Any One Person

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions.

                                                                SCHEDULE OF INSURANCE
WILLIS CORROON CORPORATION OF TENNESSEE
One Republic Center                                                                                     Date Prepared : 18-MAR-1998
633 Chestnut St. Ste. 1100                                                                              Reported As Of: 12-MAR-1998
Chattanooga, TN 37450                                                                                Binder           : 00042441-01
(423) 755-7521                                                                                       Page             : 6

Prepared for: Chattanooga Regional Interconnect, Inc.           Producer:  Michael Langley, CIC

-----------------------------------------------------------------------------------------------------------------------------------
                                   COVERAGE                                                           POLICY
------------------------------------------------------------------------------ ----------------------------------------------------
           Description                 Limits                Comments               Period                Carrier/Number
------------------------------- -------------------- ------------------------- ---------------- -----------------------------------
COMMERCIAL PACKAGE                                                               12-MAR-1998      General Accident Insurance
                                                                                 12-MAR-1999      Binder:  00042441
                                                                               ----------------------------------------------------
Sign
Section

Coverages:
     Rotation Sign &                  50,000
     Table Combo                                     Replacement Cost
                                                     Special Cause of Loss
                                                     Deductible $250 Per Occurrence
                                                     Sign is of metal construction.

-----------------------------------------------------------------------------------------------------------------------------------

This Schedule of insurance is for information purposes only. It does not alter, amend or change your coverage. Please refer to specific policies for limits, terms, conditions and exclusions.

                                  SCHEDULE 2.8

                     LIABILITIES TO BE SATISFIED AT CLOSING



           None.

                                  SCHEDULE 2.11

                                 EMPLOYEE PLANS



           See Attached.

                                 EMPLOYEE PLANS


1.        American United Life Insurance 401K Retirement Plan

2.        Cariten Health Insurance Plan

3.        Reliance Insurance Co. - Dental and Life Insurance

                                  SCHEDULE 2.14


                      LISTING OF ALL LICENSES AND APPROVALS



           None.

        Secretary of State               ISSUANCE DATE: 05/28/1998
       Corporations Section              REQUEST NUMBER: 98148136
James K. Polk Building, Suite 1800       TELEPHONE CONTACT: (615) 741-6488
  Nashville, Tennessee 37243-0306
                                         CHARTER/QUALIFICATION DATE: 03/18/1991
                                         STATUS: ACTIVE
                                         CORPORATE EXPIRATION DATE: PERPETUAL
                                         CONTROL NUMBER: 0238556
                                         JURISDICTION: TENNESSEE

TO:                                      REQUESTED BY:
DELPHI COMMUNICATIONS, INC.              DELPHI COMMUNICATIONS, INC.
500 CHURCH STREET                        500 CHURCH STREET
NASHVILLE, TN 37219                      NASHVILLE, TN 37219


                            CERTIFICATE OF EXISTENCE

        I, RILEY C. DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE
                             DO HEREBY CERTIFY THAT
--------------------------------------------------------------------------------
                    "CHATTANOOGA REGIONAL INTERCONNECT, INC."
--------------------------------------------------------------------------------

IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES, TAXES, AND PENALTIES OWED TO THIS STATE WHICH AFFECT THE EXISTENCE OF THE CORPORATION HAVE BEEN PAID;
THAT THE MOST RECENT CORPORATION ANNUAL REPORT REQUIRED HAS BEEN FILED WITH THIS OFFICE;
AND THAT ARTICLES OF DISSOLUTION HAVE NOT BEEN FILED; AND
THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE HAVE NOT BEEN FILED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR: REQUEST FOR CERTIFICATE                                ON DATE:  05/28/98

                                                               FEES
                                                    RECEIVED  $60.00     $60.00
FROM:
DELPHI COMMUNICATIONS INC.                   TOTAL PAYMENT RECEIVED:    $120.00
500 CHURCH STREET
ST. CLOUD CORNER                                     RECEIPT NUMBER: 00002318600
NASHVILLE, TN 37219-0000                             ACCOUNT NUMBER: 00005824

                                                         /s/ Riley C. Darnell

                                                         RILEY C. DARNELL
                                                         SECRETARY OF STATE

        Secretary of State               ISSUANCE DATE: 05/28/1998
       Corporations Section              REQUEST NUMBER: 98148134
James K. Polk Building, Suite 1800
  Nashville, Tennessee 37243-0306        CHARTER QUALIFICATION DATE: 03/18/1991
                                         STATUS: ACTIVE
                                         CORPORATE EXPIRATION DATE: PERPETUAL
                                         CONTROL NUMBER: 0238556
                                         JURISDICTION: TENNESSEE

TO:                                      REQUESTED BY:
DELPHI COMMUNICATIONS, INC.              DELPHI COMMUNICATIONS, INC.
500 CHURCH STREET                        500 CHURCH STREET
NASHVILLE, TN 37219                      NASHVILLE, TN 37219

        I, RILEY C. CARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE
                             DO HEREBY CERTIFY THAT
--------------------------------------------------------------------------------
                    "CHATTANOOGA REGIONAL INTERCONNECT, INC."
--------------------------------------------------------------------------------

WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE    DATE FILED   FILING TYPE                  FILING ACTION
 NUMBER                                    NAM DUR STK PRN OFC AGT INC MAL FYC
2118-1332    03/18/1991  CHART-PROFIT
3413-1252    11/21/1997  AN RPT                         X
3502-1347    04/01/1999  AN RPT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR: REQUEST FOR COPIES                                     ON DATE:  05/28/98

                                                               FEES
                                                    RECEIVED  $60.00     $60.00
FROM:
DELPHI COMMUNICATIONS INC.                   TOTAL PAYMENT RECEIVED:    $120.00
500 CHURCH STREET
ST. CLOUD CORNER                                     RECEIPT NUMBER: 00002318600
NASHVILLE, TN 37219-0000                             ACCOUNT NUMBER: 00005824

                                                         /s/ Riley C. Darnell

                                                         RILEY C. DARNELL
                                                         SECRETARY OF STATE

                                     CHARTER

                                       OF

                     CHATTANOOGA REGIONAL INTERCONNECT, INC.


          The undersigned, acting as the incorporator of a corporation under the Tennessee Business Corporation act, adopts the following charter for the corporation:

     1.   NAME. The name of the corporation is:

          Chattanooga Regional Interconnect, Inc.

     2. SHARES. The corporation is authorized to issue one thousand (1,000) common shares, which shares shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

     3. Address of Initial registered Office and Name of Initial Registered Agent. The street address and zip code of the corporation's initial registered office in the State of Tennessee is:

          701 Market Street, Suite 500
          Chattanooga, Tennessee 37402-4800

          The corporation's initial registered office is located in Hamilton County, Tennessee.

          The name of the corporation's initial registered agent at that office is:

          Harold L. North, Jr.

     4.   INCORPORATOR. The name, address and zip code of the incorporator is:

          Harold L. North, Jr.
          701 Market Street, Suite 500
          Chattanooga, Tennessee 37402-4800

     5. ADDRESS OF PRINCIPAL OFFICE. The street address and zip code of the principal office of the corporation is:

          5600 Brainerd Road
          Suite G-30
          Chattanooga, Tennessee 37411

     6. LIABILITY OF DIRECTORS. To the fullest extent permitted by the Tennessee Business Corporation Act, as the same exists or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of a fiduciary duty as a director.

     7.   FOR PROFIT. The corporation is for profit.

     The corporation's existence shall begin when the charter is filed by the Secretary of State.

Dated:  March 14th, 1991

                                             /s/ Harold L. North, Jr.
                                             -----------------------------------
                                             Harold L. North, Jr., Incorporator

[ ] CORPORATION APPRAISAL REPORT
    STATE OF TENNESSEE
    SECRETARY OF STATE
    SUITE 1800, JAMES K. POLK BUILDING
    NASHVILLE, TN 37243-(illegible)

     Filing Fee - $10.00; Priviledge Tax - $10.00; Total Amount Due - $20.00
Month is December                 THIS REPORT IS DUE ON OR BEFORE  April 1, 1997

1.  Secretary of State Control Number: 0238556    OR Federal Employer
                                                  Identification Number:

2A) Name and Mailing Address of Corporation       2B) State or Country of
                                                  Incorporation

    CHATTANOOGA REGIONAL INTERCONNECT, INC.         Tennessee
    5600 Brainerd Road, Suite G-30
    Chattanooga, TN 37411                         2C) ADD OR CHANGE MAILING
                                                  ADDRESS

                                                    5959 Shallowford Road
                                                    Suite 309
                                                    Chattanooga, TN 37421

     A. PRINCIPAL ADDRESS INCLUDING CITY, STATE ZIP CODE:

           5600 Brainerd Road, Suite G-30
           Chattanooga, TN 37411

     B. CHANGE OF PRINCIPAL ADDRESS:

                         STREET                  CITY    STATE     ZIP CODE +4
           5959 Shallowford Road, Suite 309, Chattanooga, TN 37421

  **BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED**

4A. NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT,
    SECRETARY AND PRINCIPAL OFFICERS (ATTACH ADDITIONAL SHEET IF NECESSARY)

  TITLE              NAME                   ADDRESS               CITY, STATE, ZIP CODE +4
President       DOUGLAS H. FISHER    5959 Shallowford Rd., Ste 309, Chattanooga, TN 37421
Secretary       HERBERT G. ADCOX     5959 Shallowford Rd., Ste 309, Chattanooga, TN 37421

B.  BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE
    [X]  Same as Above
    [ ]  None.

OR LIST BELOW      NAME                               CITY, STATE ZIP CODE +4

A.  NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

           Harold L. North, Jr.

B.  REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

           701 Market Street, Suite 500, Chattanooga, TN 37402-4800

INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

    A.  CHANGE OF REGISTERED PERMIT:

    B.  CHANGE OF REGISTERED OFFICE:

               STREET           CITY           STATE       ZIP CODE +4   COUNTY
                                                TN

    THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW.

                             IF BLANK OR CHANGE. PLEASE CHECK APPROPRIATE BOX:
                             [ ]   PUBLIC
                             [ ]   MUTUAL

    IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.
                             [ ]   RELIGIOUS

SIGNATURE  /s/ Douglas H. Fischer               (10) DATE:  Oct. 31, 1997

TYPE/PRINT NAME OF SIGNER: Douglas H. Fisher.   (11) TITLE OF SIGNER: President

                    **THIS REPORT MUST BE DATED AND SIGNED**

[ ] CORPORATION APPRAISAL REPORT
    STATE OF TENNESSEE
    SECRETARY OF STATE
    SUITE 1800, JAMES K. POLK BUILDING
    NASHVILLE, TN 37243-illegible

                                   (illegible)

                                     THIS REPORT IS DUE ON OR BEFORE   05/01/97
____MONTH IS____
Secretary of State Control Number:  0238556         OR  Federal Employer
                                               Identification Number: 62-1462974

2A)  Name and Mailing Address of
     Corporation                         2B State or Country of Incorporation

CHATTANOOGA REGIONAL INTERCONNECT, INC.          Tennessee
SUITE G-30
5600 Brainerd Road,
Chattanooga, TN 37411                    2C) ADD OR CHANGE MAILING ADDRESS
                                         CHATTANOOGA REGIONAL INTERCONNECT, INC.
                                         5959 Shallowford Road
                                         Suite 309
                                         Chattanooga, TN 37421
     D   03/10/1991  FOR PROFIT

A.   PRINCIPAL ADDRESS INCLUDING CITY, STATE ZIP CODE:

     SUITE G-30, 5600 BRAINERD ROAD, CHATTANOOGA, TN 37411

B.   CHANGE OF PRINCIPAL ADDRESS:
                     STREET                     CITY         STATE     ZIP CODE
     5959 Shallowford Road, Suite 309        Chattanooga      TN         37421

**BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED**

4A. NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY AND PRINCIPAL OFFICERS

  TITLE               NAME                 BUSINESS ADDRESS      CITY, STATE, ZIP CODE +4
President       DOUGLAS H. FISHER    5959 Shallowford Rd. Ste 309, Chattanooga, TN 37421
Secretary       HERBERT G. ADCOX     5771 Lee Highway              Chattanooga, TN 37421

B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUJDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
     [X]  Same as Above
     [ ]  None.

OR LIST BELOW           NAME       BUSINESS ADDRESS      CITY, STATE ZIP CODE +4

5A.  NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

           HAROLD L. NORTH, JR.

B.   REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

           701 Market Street, Suite 500, Chattanooga, TN 37402-4800

INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $10.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

     A.    CHANGE OF REGISTERED PERMIT:

     B.    CHANGE OF REGISTERED OFFICE:

               STREET           CITY           STATE       ZIP CODE +4   COUNTY

     THIS FORM APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW.

                             IF BLANK OR CHANGE, PLEASE CHECK APPRIATE BOX:
                             [ ]   PUBLIC
                             [ ]   MUTUAL

     IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.
                             [ ]   RELIGIOUS

SIGNATURE  /s/ Douglas H. Fischer                (10) DATE:  Oct. 31, 1997

TYPE/PRINT NAME OF OWNER:   DOUGLAS H. FISHER.   (11) TITLE OF OWNER:  President

                    **THIS REPORT MUST BE DATED AND SIGNED**

THIS INSTRUMENT WAS PREPARED BY:

CHAMBLISS, BAHNER & STOPHEL, P.C.
100 Tallan Building
Two Union Square
Chattanooga, Tennessee 37402-2502
Telephone:  (423) 756-3000


                                  BILL OF SALE

         Chattanooga Regional Interconnect, Inc., a Tennessee corporation, (hereinafter "Seller"), for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, as is more specifically described in the Asset Purchase Agreement dated May 29, 1998, between Seller and Avalon-Borden Companies, Inc. (hereinafter "Buyer"), the terms of which are incorporated herein and made a part hereof, does hereby sell, assign, transfer and convey, unto Buyer its successors and assigns, all right, title and interest in and to the following assets of Seller ("Assets"):

         (i) Seller's tangible personal property and other assets used in connection with the Seller's cable ad-insertion turn-key business located in Chattanooga, Tennessee (the "Seller's Business") (such as machinery, equipment, inventories, parts and supplies, furniture and furnishings) including those properties and assets set forth on Schedule 1 attached to this Bill of Sale;

         (ii) All Accounts Receivable, as defined in the Assets Purchase Agreement, of Seller as of the date hereof, including any pre-billed yet unaired advertising time relating in any way to Seller's Business;

         (iii) Seller's intangible property used in connection with Seller's Business, including Seller's trade name "Chattanooga Regional Interconnect" and any trademarks, copyrights or other rights related to such trade name; and

         (iv) The books and records of Seller relating to the Assets, including any and all accounts receivable, aging and collection history reports.

         TO HAVE AND TO HOLD all rights, title and interest in and to the Assets hereby sold, assigned, transferred, conveyed and delivered to Buyer and its successors and assigns for its and their own use and benefit forever.

         Seller hereby represents and warrants to Buyer and its successors and assigns that Seller has good and marketable title to the Assets and the good and lawful right to sell and transfer the same and that the Assets are free and clear of all claims, liens, encumbrances and rights of others of any nature whatsoever.

         Seller hereby covenants and agrees to defend such title forever against all claims, liens, encumbrances and rights from any person and of any nature whatsoever.

         Except as otherwise specifically provided in this Bill of Sale, the Assets are sold, assigned, transferred, conveyed and delivered AS IS, WHERE IS, AND NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE WITH RESPECT TO THE QUALITY, QUANTITY, VALUE, PHYSICAL CONDITION, FITNESS FOR PURPOSE OR FOR PARTICULAR USE OR MERCHANTABILITY OF THE ASSETS. ALL WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED AND EXCLUDED. SELLER SHALL IN NO EVENT BE LIABLE FOR ANY AND ALL RIGHT TO RECOVER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT LIMITED TO, ANY LOST PROFITS, DAMAGES RELATING TO INJURY TO OR DEATH OF PERSON, OR DAMAGES TO PROPERTY WHETHER ON THEORIES OF NEGLIGENCE, BREACH OR CONTRACT, BREACH OF WARRANTY, MISREPRESENTATION, STRICT LIABILITY OR ANY OTHER LEGAL THEORY.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale on this 29th day of May, 1998.

                                         SELLER:

                                         CHATTANOOGA REGIONAL INTERCONNECT, INC.

                                         By: /s/Douglas H. Fischer
                                             -----------------------------------
                                             Douglas H. Fisher, President

STATE OF TENNESSEE   )
                     )
COUNTY OF HAMILTON   )

         Before me, a Notary Public of the state and county aforesaid, personally appeared Douglas H. Fisher, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

         WITNESS my hand and seal, at office in Chattanooga, Tennessee, this 29th day of May, 1998.

                                              ----------------------------------
                                                        Notary Public

                                              My Commission Expires: 4-23-2000

                                     CHARTER

                                       OF

                     CHATTANOOGA REGIONAL INTERCONNECT, INC.


         The undersigned, acting as the incorporator of a corporation under the Tennessee Business Corporation Act, adopts the following charter for the corporation:

     1.  NAME. The name of the corporation is:

         Chattanooga Regional Interconnect, Inc.

     2. SHARES. The corporation is authorized to issue one thousand (1,000) common shares, which shares shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

     3. Address of Initial registered Office and Name of Initial Registered Agent. The street address and zip code of the corporation's initial registered office in the State of Tennessee is:

         701 Market Street, Suite 500
         Chattanooga, Tennessee 37402-4800

         The corporation's initial registered office is located in Hamilton County, Tennessee.

         The name of the corporation's initial registered agent at that office is:

         Harold L. North, Jr.

     4.  INCORPORATOR. The name, address and zip code of the incorporator is:

         Harold L. North, Jr.
         701 Market Street, Suite 500
         Chattanooga, Tennessee 37402-4800

     5. ADDRESS OF PRINCIPAL OFFICE. The street address and zip code of the principal office of the corporation is:

         5600 Brainerd Road
         Suite G-30
         Chattanooga, Tennessee 37411

     6. LIABILITY OF DIRECTORS. To the fullest extent permitted by the Tennessee Business Corporation Act, as the same exists or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of a fiduciary duty as a director.

     7.  FOR PROFIT. The corporation is for profit.

         The corporation's existence shall begin when the charter is filed by the Secretary of State.

Dated:  March 14th, 1991
                                            /s/ Harold L. North, Jr.
                                            ------------------------------------
                                            Harold L. North, Jr., Incorporator

[ ] CORPORATION APPRAISAL REPORT
    STATE OF TENNESSEE
    SECRETARY OF STATE
    SUITE 1800, JAMES K. POLK BUILDING
    NASHVILLE, TN 37243-illegible

      FILING FEE - $10.00; PRIVELEGE TAX - $10.00; TOTAL AMOUNT DUE $20.00

CURRENT MONTH December       THIS REPORT IS DUE ON OR BEFORE      April 1, 1997

1)  Secretary of State Control Number: 0238556           OR Federal Employer
                                                       Identification Number:

2A) Name and Mailing Address of Corporation  2B) State or Country of
                                             Incorporation

CHATTANOOGA REGIONAL INTERCONNECT, INC.      Tennessee
5600 Brainerd Road, Suite G-30
Chattanooga, TN 37411                        2C)  ADD OR CHANGE MAILING ADDRESS

                                             5959 Shallowford Road
                                             Suite 309
                                             Chattanooga, TN 37421

3A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

           5600 Brainerd Road, Suite G-30
           Chattanooga, TN 37411

B.  CHANGE OF PRINCIPAL ADDRESS:
           STREET                        CITY    STATE    ZIP CODE +4
    5959 Shallowford Road, Suite 309, Chattanooga, TN 37421

  **BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED**

4A. NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY
    AND PRINCIPAL OFFICERS

  TITLE                    NAME                     ADDRESS              CITY, STATE, ZIP CODE +4
President            DOUGLAS H. FISHER    5959 Shallowford Rd. Suite 309, Chattanooga, TN 37421
Secretary            HERBERT G. ADCOX     5959 Shallowford Rd. Suite 309, Chattanooga, TN 37421

B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
           [X]  Same as Above
           [ ]  None.

OR LIST BELOW             NAME                       CITY, STATE ZIP CODE +4

A.  NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

           Harold L. North, Jr.

B.  REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

           701 Market Street, Suite 500, Chattanooga, TN 37402-4800

INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

    A.     CHANGE OF REGISTERED PERMIT:

    B.     CHANGE OF REGISTERED OFFICE:

                STREET        CITY          STATE        ZIP CODE +4  COUNTY
                                             TN

    THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:

                    IF BLANK OR CHANGE, PLEASE CHECK APPRIATE BOX:
                    [ ]   PUBLIC
                    [ ]   MUTUAL

IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE
INDICATED.
                    [ ]   RELIGIOUS

SIGNATURE  /s/Douglas H. Fisher                  (10) DATE:  Oct. 31, 1997

TYPE/PRINT NAME OF OWNER:   Douglas H. Fisher.   (11) TITLE OF OWNER:  President

                    **THIS REPORT MUST BE DATED AND SIGNED**

[ ] CORPORATION ANNUAL REPORT
    STATE OF TENNESSEE
    SECRETARY OF STATE
    SUITE 1800, JAMES K. POLK BUILDING
    NASHVILLE, TN 37243-illegigle

           illegigle              THIS REPORT IS DUE ON OR BEFORE     05/01/97

Secretary of State Control Number: 0238556  OR  Federal Employer Identification
                                                       Number:  62-1462974

2A) Name and Mailing Address of Corporation     2B) State or Country of
                                                Incorporation

CHATTANOOGA REGIONAL INTERCONNECT, INC.             Tennessee
5600 Brainerd Road, Suite G-30
Chattanooga, TN 37411                    2C)  ADD OR CHANGE MAILING ADDRESS

                                         CHATTANOOGA REGIONAL INTERCONNECT, INC.
                                         5959 Shallowford Road
                                         Suite 309
                                         Chattanooga, TN 37421

       D   03/10/1991  FOR PROFIT

A.  PRINCIPAL ADDRESS RELOCATING CITY, STATE ZIP CODE:

    SUITE G-30, 5600 BRAINERD ROAD, CHATTANOOGA, TN 37411

B.  CHANGE OF PRINCIPAL ADDRESS:
                 STREET                         CITY          STATE    ZIP CODE
    5959 Shallowford Road, Suite 309         Chattanooga,       TN       37421

**BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED**

4A. NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY AND
    PRINCIPAL OFFICERS

   TITLE                   NAME                    ADDRESS             CITY, STATE, ZIP CODE**
President            DOUGLAS H. FISHER    5959 Shallowford Rd. Ste 309, Chattanooga, TN 37421
Secretary            HERBERT G. ADCOX     Lee Highway                   Chattanooga, TN 37421

B.  BOARD OF DIRECTORS (NAMES,    ( ineligible )
    [X]  Same as Above
    [ ]  None.

OR LIST BELOW           NAME       BUSINESS ADDRESS    CITY, STATE ZIP CODE +4

G.  NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

           HAROLD L. NORTH, JR.

H.  REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

           701 Market Street, Suite 500, Chattanooga, TN 37402-4800

INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

    A.     CHANGE OF REGISTERED PERMIT:

    B.     CHANGE OF REGISTERED OFFICE:

              STREET      CITY       STATE           ZIP CODE +4  COUNTY

A. THIS FORM APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW.

                            IF BLANK OR CHANGE, PLEASE CHECK APPRIATE BOX:
                            [ ]   PUBLIC
                            [ ]   MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.
                            [ ]   RELIGIOUS

SIGNATURE  /s/Douglas H. Fisher                  (10) DATE:  Oct. 31, 1997

TYPE/PRING NAME OF OWNER:   DOUGLAS H. FISHER.   (11) TITLE OF OWNER:  President

                    **THIS REPORT MUST BE DATED AND SIGNED**